CHANGE IN CONTROL SEVERANCE AGREEMENT


         THIS CHANGE IN CONTROL SEVERANCE AGREEMENT (the "Agreement") is entered into this _____ day of __________________, 2000 by and between Capital Bank (the "Bank") and Franklin G. Shell (the "Executive").

                                    RECITALS

         WHEREAS, the board of directors of the Bank (the "Board") recognizes that the possibility of a Change in Control (as defined below) exists and that a Change in Control can result in significant distractions of its key management personnel because of the uncertainties inherent in a Change in Control;

         WHEREAS, the Board has determined that it is in the best interests of the Bank to ensure the Executive's dedication and efforts on behalf of the Bank in the event of a Change in Control;

         WHEREAS, the Bank desires to enter into this Agreement with the Executive to provide the Executive with certain payments and benefits in the event that the Executive's employment with the Bank is terminated in connection with a Change in Control; and

         WHEREAS,   the   Executive   acknowledges   that  these   benefits  are
consideration for his observing the non-competition and proprietary information provisions contained herein.

                                    AGREEMENT

         NOW,  THEREFORE,  in  consideration  of the  premises  and  the  mutual
agreements  set  forth  herein,   the  legal  sufficiency  of  which  is  hereby
acknowledged, the parties agree as follows:

         1. Change of Control Termination. The Executive shall be entitled to receive payments and benefits pursuant to this Agreement upon a Change in Control Termination (as defined below) of the Executive's employment with the Bank.

         2.  Severance   Payments  and  Benefits.   Upon  a  Change  in  Control
Termination of the Executive's employment with the Bank, the Executive shall be entitled to receive all of the following:

                  (a) All accrued compensation and any pro-rata bonuses the Executive may have earned up to the date of termination;

                  (b) A severance amount equal to two (2) times the sum of (i) the amount of the Executive's then current annual base salary plus (ii) the greater of the Executive's most recent annual bonus or the average of the Executive's two most recent annual bonuses. The severance amount shall be paid in twenty-four (24) equal monthly installments without interest commencing one month after the date of termination;

                  (c) Continued participation in all life insurance, health, accidental death and dismemberment, and disability plans and other benefit programs in which the Executive is entitled to participate immediately prior to the Change of Control Termination or, at the Executive's option, immediately prior to the Change in Control for two (2) years after the date of termination. The Executive's continued participation in such plans and programs shall be at no greater cost to the Executive than the cost the Executive bore for such participation immediately prior to termination or, at the Executive's option, immediately prior to the Change in Control. Alternatively, the Bank shall arrange upon comparable terms, and at no greater cost to the Executive than the cost the Executive bore for such plans and programs prior to termination or, at the Executive's option, immediately prior to the Change in Control, to provide the Executive with benefits at least substantially similar to those that the Executive is entitled to receive under such plans and programs.

         3.       Definitions.
                  -----------
                  (a)      "Cause" shall mean either of the following:

                           (i)  The  willful  and   continued   failure  by  the
Executive to substantially perform the Executive's duties with the Bank (other than any such failure resulting from the Executive's Disability) for a significant period of time after a written demand for substantial performance is delivered to the Executive by the Bank, which demand specifically identifies the manner in which the Bank believes that the Executive has not substantially performed the Executive's duties; or

                           (ii) The willful  engaging by the  Executive in gross
misconduct that is materially and demonstrably injurious to the Bank. No act or failure to act on the Executive's part shall be considered "willful" unless done or omitted to be done by the Executive in the absence of good faith and without a reasonable belief that the Executive's action or failure to act was in the best interests of the Bank.

                  (b) "Change in Control" shall mean any of the following:


                           (i) Any  "person"  (as such term is used in  Sections
13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) acquiring "beneficial ownership" (as such term is used in Rule 13d-3 under the Act), directly or indirectly, of securities of the Bank representing fifty percent (50%) or more of the combined voting power of the Bank's then outstanding voting securities (the "Voting Power"), but excluding for this purpose an

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
acquisition by the Bank or an "affiliate" (as defined in Rule 12b-2 under the Act) or by an employee benefit plan of the Bank or of an affiliate.

                           (ii) The  individuals who constitute the Board on the
effective date hereof (the "Incumbent Directors") cease to constitute at least a majority of the Board. Any director whose nomination is approved by a majority of the Incumbent Directors shall be considered an Incumbent Director; provided, however that no Director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Bank shall be considered an Incumbent Director.

                           (iii)  The   shareholders   of  the  Bank  approve  a
reorganization, merger or consolidation following which the owners of the Voting Power of the Bank immediately prior to the closing of such transaction do not beneficially own, directly or indirectly, more than 50% of the Voting Power of the successor entity.

                           (iv) The  shareholders of the Bank approve a complete
liquidation or dissolution of the Bank, or a sale or other disposition of all or substantially all of the assets of the Bank.

                  (c) "Change in Control Termination" shall mean a termination in connection with a Change in Control, as follows:

                           (i) A  termination  by the  Bank  of the  Executive's
employment  during the period beginning ninety (90) days prior to and ending two
(2) years after a Change in Control for any reason other than Cause, Disability or death.

                           (ii)  A   termination   by  the   Executive   of  the
Executive's employment with the Bank within two (2) years after a Change in Control for "Good Reason".
                           (iii) The Executive's  voluntary  resignation  within
sixty (60) days after a Change in Control for any reason.

                  (d) "Disability" shall mean a complete inability of the Executive substantially to perform his employment duties for the Bank for a period of at least one hundred and eighty (180) consecutive days.

                  (e) "Good Reason" shall mean the occurrence after a Change in Control of any of the following:

                           (i) Without the Executive's  express written consent,
a material reduction in Executive's position or responsibilities relative to the Executive's position or responsibilities immediately prior to such reduction;

                           (ii)     A reduction in the Executive's base salary;

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
                           (iii) The Bank's  requiring the Executive to relocate
his residence, or to relocate his principal business office to any place outside a thirty (30) mile radius from Raleigh, North Carolina, except for reasonably required travel on the Bank's business that is not greater than such travel requirements prior to the Change in Control;

                           (iv) The Bank  failing  to  continue  in  effect  any
material compensation, welfare or benefit plan in which the Executive is participating at the time of a Change in Control without substituting plans that provide the Executive with substantially similar or greater benefits, the Bank taking any action that adversely affects the Executive's participation in or materially reduces the Executive's benefits under any such plan or the Bank ceasing to provide the Executive with any material fringe benefit enjoyed by the Executive at the time of the Change in Control;

                           (v)  Any  purported  termination  of the  Executive's
employment for Cause or Disability without grounds therefor;

                           (vi) Any material breach by the Bank of any provision
of this Agreement; or

                           (vii) The failure of the Bank to obtain an  agreement
satisfactory to the Executive from any successor or assign of the Bank to assume and agree to perform this Agreement.

         4. No Duty to Mitigate.
            --------------------
The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Executive in any subsequent employment. The severance pay and benefits under this Agreement shall be in lieu of any other severance pay to which the Executive may be entitled from the Bank.

         5.  Limitation on Payments.
             -----------------------
To the extent that any of the payments and benefits provided for under this Agreement or otherwise payable to the Executive constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and but for this Section 5 would be subject to the excise tax imposed by Section 4999 of the Code, the Bank shall reduce the aggregate amount of such payments and benefits such that the present value thereof (as determined under the Code and the applicable regulations) is equal to 2.99 times the Executive's "base amount" as defined in Section 280G(b)(3) of the Code.

         6. Covenant Not to Compete; Non-Solicitation.
            -----------------------------------------
                  (a)  The  Executive   acknowledges   that  by  virtue  of  the
Executive's  employment

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
with the Bank, the Executive shall have access to and control of confidential and proprietary information concerning the Bank's business and that the Bank's business depends to a considerable extent on the individual skills, efforts, and leadership of the Executive. Accordingly and in consideration of the Bank's commitments to the Executive under this Agreement, the Executive expressly covenants and agrees that the Executive shall not, without the prior consent of the Bank:

                           (i) For one (1) year  following  a Change in  Control
Termination, within the geographical areas set forth below, be employed (or otherwise engaged) in a management capacity, any other capacity providing the same or similar services that the Executive provided to the Bank, or any capacity connected with the then primary banking activities of the Bank, by any person or entity that engages in the then primary banking activities of the Bank;

                           (ii) For two (2) years  following a Change in Control
Termination, on the Executive's own or another's behalf, whether as an officer, director, stockholder, partner, associate, owner, employee, consultant or otherwise, directly or indirectly:

                                    (A) Within the geographical  areas set forth
below, solicit or do business that is the same, similar to, or otherwise in competition with the business engaged in by the Bank from or with persons or entities who are customers of the Bank, who were customers of the Bank at any time during the last year of the Executive's employment with the Bank, or to whom the Bank made proposals for business at any time during the last year of the Executive's employment with the Bank; or

                                    (B)  Offer   employment   to,  or  otherwise
solicit for employment, any employee or other person who was employed by the Bank during the last year of the Executive's employment with the Bank.

                  (b) The restrictions set forth in this Section 6 apply to the following geographical areas:

                           (i) Lee County, North Carolina and Wake County, North
Carolina; and

                           (ii) Any city,  metropolitan area, or county in which
the Bank maintains an office on the date of termination of the Executive's employment over which the Executive has had management responsibility.

                  (c) The Executive acknowledges that the covenants contained in this Section 6 are reasonably necessary to protect the legitimate business interests of the Bank and are reasonable with respect to scope, time, and territory and are described with sufficient accuracy and definiteness to enable him to understand the scope of the restrictions imposed on him.

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

         7.       Proprietary Information and Property.
                  ------------------------------------
                  (a) The Executive shall not, at any time during or following employment with the Bank, disclose or use, except in the course of his employment with the Bank as may be required by law, any confidential or proprietary information of the Bank received by the Executive while employed hereunder, whether such information is in the Executive's memory or embodied in writing or other physical form.

                  (b) Confidential or proprietary information shall include information which is not generally available to the general public, or Bank's competitors, or ascertainable through common sense or general business knowledge; including, but not limited to data, compilations, methods, financial data, financial plans, business plans, products plans, lists of actual or potential customers, marketing information regarding executives and employees.

                  (c) All records, files or other objects maintained by or under the control, custody or possession of the Bank or its agents in their capacity as agents shall be and remain the Bank's property. Upon termination of his employment, the Executive shall return to the Bank all property (including, but not limited to, equipment, records, files, documents, credit cards, and keys) which the Executive received in connection with his employment. At the Bank's request, the Executive shall bring current all such records, files or documents before returning them.

                  (d) Upon notice of cessation of his employment with the Bank, the Executive shall fully cooperate with the Bank in winding up his pending work and transferring his work to those individuals designated by the Bank.

                  (e) The terms and conditions of this Section 7 shall survive expiration or termination of this Agreement or Employee's employment and shall not be affected by any change or modification of this Agreement unless specific reference is made to this Section 7.

         8.       Successors and Assigns.
                  ----------------------
                  (a) This Agreement shall be binding upon and shall inure to the benefit of the Bank, its successors, and assigns, and the Bank shall require any successor or assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place.

                  (b) Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive except by will or by the laws of descent and distribution.

         9. Modifications. No provision of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing signed by the Executive and the Bank. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with any conditional provision of this Agreement to be performed

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

by such other party, shall be deemed a waiver of similar or dissimilar provisions or conditions of this Agreement at any prior or subsequent time.

         10. Entire Agreement.
             ----------------
No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party that are not expressly set forth in this Agreement.

         11. Governing Law.
             -------------
This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina.

         12. Severability.
             -------------
The provisions of this Agreement shall be deemed severable and the invalidity or
unenforceability   of  any   provision   shall  not  affect  the   validity   or
enforceability of the other provisions hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

EXECUTIVE                                            CAPITAL BANK

________________________________    By:      _________________________________
Franklin G. Shell
                                    Title:   _________________________________

STATE OF NORTH CAROLINA
COUNTY OF WAKE


         THIS LEASE AGREEMENT (the "Lease") made and entered into as of the _____ day of November, 1999, by and between CRABTREE PARK, LLC, a Georgia limited liability company, hereinafter called "Landlord"; and CAPITAL BANK, a North Carolina banking corporation hereinafter called "Tenant":

                              W I T N E S S E T H:
                              - - - - - - - - - -

         In consideration of the mutual covenants and agreements contained herein, the parties hereto agree for themselves, their successors and assigns, as follows:

         1.       BASIC LEASE TERMS.
                  -----------------

         The following terms shall have the following meanings in this Lease:

         (a) Premises: Suite 100 containing approximately 17,577 rentable square feet of office space on the first floor of the Building, as more particularly described on the floor plan attached hereto as Exhibit A.

         (b) Building: The Capital Bank Corporate Center, located at 4505 Creedmoor Road, Raleigh, North Carolina.

         (c) Common Areas: All areas of the Building available for the common use or benefit of all tenants primarily or to the public generally, including without limitation, parking areas, driveways, sidewalks, loading docks, the lobby, corridors, elevators, stairwells, entrances, public restrooms, mechanical rooms, janitorial closets, telephone rooms, mail rooms, electrical rooms, and other similar areas of the Building providing for building systems, and any other common facilities furnished by Landlord from time to time.

         (d) Commencement  Date: May 1, 2000 (subject to adjustment  pursuant to
         Section 3 of this Lease).


         (e) Term; Expiration Date: The "Term" of this Lease shall be ten (10) years commencing as of the Commencement Date and expiring on the tenth anniversary of the Commencement Date or the Adjustment Date, as the case may be (the "Expiration Date").

         (f) Minimum Rental. During the first twelve months of the Term the annual Minimum Rental for the Branch Bank portion of the Premises, which consists of

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

         approximately 3,000 rentable square feet, shall be $21.50 per rentable square foot, starting with the Commencement Date for such Branch Bank portion, and the annual Minimum Rental for the Office portion of the Premises, which consists of approximately 14,577 rentable square feet, shall be $17.25 per rentable square foot, starting with the Commencement Date for such Office portion. For each successive twelve month period after the first twelve months following the respective Commencement Dates the minimum annual rental for each such portion shall increase by the lower of three (3%) percent per annum, or the annual Cost of Living Increase (the "Additional Rent"). The Cost of Living Increase shall be determined by subtracting the
         Minimum  annual  Rental from the product  obtained by  multiplying  the
         Minimum annual Rental by a fraction the denominator of which is the Revised Consumer Price Index for All Urban Consumers - New Series (1982-1984 = 100), Annual Averages and Changes, All Items, as published by the Bureau of Labor Statistics, U. S. Department of Labor, for the third month immediately preceding the commencing of the Lease Term for the respective portion, and the numerator of which is the Price Index for the third month immediately preceding the twelve month term just concluding. Landlord shall notify Tenant in writing, giving calculations as to the amount of Additional Rent, which Additional Rent shall be payable at the same time as, and in addition to, the Minimum annual Rental, but Minimum annual Rental shall never be less than stated in this subparagraph. If Landlord has not furnished Tenant with such notification, Tenant shall pay the Minimum annual Rental at the rate it was obligated to pay during the preceding year until such notification is received, at which time Tenant shall no later than at the time the next rental installment is due pay any accrued Cost of Living Increase owed.

         (g) Operating Expense Stop: $5.00 per rentable square foot per year for that portion of the Term during calendar year 2000, and thereafter based on Actual Operating Expenses for each twelve months of the term commencing January 1, 2001, such Actual Operating Expenses to be based on actual expenses incurred during that portion of the Term in the year 2000 for the respective portions of the Property grossed up to reflect 95% occupancy of the Building and adjusted to reflect what they would have been had the Term been a full twelve months in year 2000. The components of Operating Expenses are those items described on Exhibit D attached hereto and incorporated herein by this reference thereto. Tenant shall have the option of auditing Landlord's Operating Expense in accordance with the provisions set forth on Exhibit D.

         (h) Tenant's Proportionate Share: A fraction, the numerator of which shall be the number of rentable square feet within the Premises and the denominator of which shall be the number of rentable square feet within the Building, currently estimated to be 41.97% (17,577/41,883).

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

         (i) Notice Addresses:


                       Landlord:          Crabtree Park, LLC
                                          c/o Tri Properties, Inc.
                                          4309 Emperor Boulevard, Suite 110
                                          Durham, North Carolina 27703

                       Tenant:            Capital Bank
                                          4400 Falls of Neuse Road
                                          Raleigh, North Carolina 27609
                                          Attn:  James A. Beck
                                          Fax:  919-645-6401

                       With a copy to:    Stephen T. Parascandola, Esq.
                                          Smith Anderson Blount Dorsett Mitchell
                                          & Jernigan
                                          Post Office Box 2611
                                          Raleigh, North Carolina 27602-2611

            (j) Security Deposit:  NONE.


         (k) Broker(s):  Tri Properties, Inc. and Thomas Commercial.


         (l) Parking.
             -------
         Tenant shall have the right to use its Proportionate Share of the remaining (after deducting the 14 reserved to Tenant) 140 unreserved parking spaces on the Premises in the surface parking lot adjacent to the Building which constitutes a portion of the Common Areas. In addition Tenant may designate up to ten (10) reserved parking spaces immediately in front of the Branch Bank portion of the Premises. Landlord agrees to provide four (4) reserved spaces at the rear of the back parking lot for Capital Bank vehicles, the exact location to be mutually agreed upon.

         2.  DESCRIPTION OF PREMISES.
             -----------------------
         Landlord hereby leases to Tenant, and Tenant hereby accepts and rents from Landlord, the Premises within the Building; together with the nonexclusive right to use the Common Areas. The rentable area of the Premises is determined in accordance with the standards set forth in ANSI Z65.1-1996, as promulgated by the Building Owners and Managers Association ("BOMA Standard"). In the event the Tenant leases space on the second floor of the Building, that portion of the rentable area of the Premises shall be determined by multiplying the rentable area of the Premises by a "core factor" equal to twelve percent (12.0%).

         3.  TERM; COMMENCEMENT DATE; DELIVERY OF PREMISES.
             ---------------------------------------------
         (a) Term. Unless otherwise adjusted as herein below provided, the Term shall commence on the Commencement Date and expire on the Expiration Date. In

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

the event the Commencement Date is a day other than the first day of the calendar month, the Term shall be extended and shall expire on that date which is ten (10) full years from the first day of the first full calendar month immediately following the Commencement Date (the "Adjustment Date"). As used herein, the term "Lease Year" shall mean each consecutive twelve-month period of the Term, beginning with the Commencement Date (as same may be adjusted as hereinbelow provided) or any anniversary thereof; provided, however, in the event the Commencement Date is a day other than the first day of the calendar month, "Lease Year One" shall be that period commencing on the Commencement Date and continuing until the first anniversary of the Adjustment Date and each succeeding Lease Year shall be a twelve-month period beginning with each subsequent anniversary of the Adjustment Date.

      (b) Commencement Date. Notwithstanding anything contained herein to the contrary, the Commencement Date as to the Office portion, and the Commencement Date as to the Branch Bank portion of the Premises respectively shall be deemed to be the earlier of: (a) the date Tenant, or any person occupying any portion of the Office portion or the Branch Bank portion of the Premises with Tenant's permission, commences business operations from the Premises, or (b) the first
(1st) business day following the date of Landlord's delivery of the Premises to Tenant upfitted in substantial accordance with the Plans (as hereinafter defined) or the date on which Landlord would have delivered the Premises to Tenant upfitted in substantial accordance with the Plans but for delays attributable to or caused by Tenant or Tenant's Invitees (as hereinafter defined); such Tenant caused delays including without limitation, delays attributable to Tenant's failure timely to provide the Plans and any delays actually resulting from change orders requested by Tenant, providing Landlord shall give notice to Tenant that such change orders will actually cause delays. Landlord shall act in good faith and use diligent efforts to deliver the Premises upfitted in accordance with the Plans (including receipt of a certificate of occupancy) to Tenant on or before June 1, 2000 (the "Target Date"). Notwithstanding anything contained herein to the contrary, in no event shall Landlord's completion of the Tenant Improvements be dependent upon, or the Commencement Date delayed because of, the installation of any special equipment or improvements to the Premises to be supplied and installed by Tenant. However Landlord will allow Tenant access to that portion of the Premises it first intends to occupy four weeks prior to the Commencement Date for installation of its furniture, vault, ATM machine and other equipment, fixtures and to wire and cable its computer and phone system throughout the Premises, but Tenant shall during such installation use reasonable efforts to avoid interfering with any construction on behalf of Landlord that is continuing.

Delays as used in this Lease shall include Tenant delays as set forth above, those resulting from causes encompassed within the meaning of the term force majeure, delays encountered by Landlord, despite reasonable and diligent efforts to do so, in obtaining necessary permits for Landlord work from governmental authorities, including but not limited to the City of Raleigh and the Department of Transportation.

If Landlord fails to deliver the Premises upfitted in accordance with the Plans, including a certificate of occupancy, on or before August 1, 2000, as such date may be or is extended by Delays, but in no event later than September 1, 2000, Tenant may at any time within ten business days after August 1, 2000 if not extended by Delays, or September 1, 2000 if extended, (but not thereafter) by written notice to Landlord terminate this Lease, and if so terminated Tenant shall have no further liability hereunder to Landlord.

         (c) Delivery of Premises. Landlord shall be responsible for the construction of the building shell and the completion of "Landlord's Work" as more particularly described on Exhibit "C" attached hereto. In addition, Landlord will supervise the design, construction and installation of the initial improvements in the Premises (the "Tenant Improvements") in accordance with the Plans and the following terms and conditions. Landlord's engineer and/or Tenant's architect shall, at Tenant's sole cost and expense (as part of the Tenant Improvement Allowance (as hereinafter defined)), prepare the plans for the design, construction and installation of the Tenant Improvements (the "Plans") which shall be materially consistent with the preliminary space plans prepared by Tenant and approved by Landlord. The final Plans, as reviewed and approved by Landlord and Tenant, such approval not to be unreasonably withheld, shall be attached hereto as Exhibit "C-1."

         Landlord shall deliver the Premises to Tenant upon completion of the construction of the Building in accordance with Landlord's Work and substantial completion of the Tenant Improvements in accordance with the Plans using new materials except where Landlord and Tenant mutually agree, such substantial completion to be certified by Landlord's engineer or architect inspecting the work and to include receipt of a certificate of occupancy permitting Tenant's beneficial occupancy of the Premises. "Substantial Completion" shall include the completion of all items of work that cannot be completed while Tenant is in possession of the Premises without materially inconveniencing Tenant. If Landlord for any reason whatsoever cannot deliver possession of the Premises to Tenant in accordance with the terms hereof on or before the Target Date as hereinabove specified, this Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damages resulting therefrom; but in that event, except to the extent that any such delay is directly attributable to Tenant or its agents, employees, contractors or subcontractors (hereinafter collectively referred to as "Tenant's Invitees"), the Commencement Date shall be adjusted to be the date when Landlord does in fact deliver possession of the Premises to Tenant in accordance with the terms hereof.

         Landlord shall contribute up to a maximum of $23.84 per rentable square foot of the Premises (the "Tenant Improvement Allowance"), or $419,117.00 toward only the following costs: (i) any cost of installing the Tenant Improvements on an "as completed" basis which is performed in accordance with the Plans and related to the work to be done for the purpose of preparing the Premises for Tenant's occupancy and use, (ii) the cost of preparing the Plans, (iii) design costs for architectural, mechanical, plumbing and electrical design, and (iv) construction documents and permits; provided, however, in no event shall the Tenant Improvement Allowance be used for any costs associated with Tenant's personal property, equipment, trade fixtures or other items of a non-permanent nature installed in the Premises, including without limitation, telephone and data cable lines. In the event that either prior to the commencement of the installation of the Tenant Improvements or at any time during or following the installation of the Tenant Improvements, the reasonable, necessary and pre-approved cost [which shall be conclusively established by Tenant's approval of the Contract for such Improvements and any changes orders thereto] of the Tenant Improvements exceeds the Tenant Improvement Allowance or Tenant requests any change to the aforementioned Plans which has resulted or might result in an increase in the cost of the installation of such Tenant Improvements so that the cost exceeds the Tenant Improvement Allowance, then Tenant shall promptly deliver the necessary funds, to the extent pre-approved by Tenant, to defray such excess cost to Landlord no later than fifteen (15) days after Landlord demands same, such demand to be accompanied by a corresponding certificate of completion by Tenant's architect for the specific change order. Notwithstanding the foregoing, any change order(s) requested by Tenant which will result in an increase in the cost of the construction and installation of the Tenant Improvements shall be agreed to in advance by Landlord and Tenant, and Tenant shall be obligated to pay Landlord an additional construction management fee relative to such change order(s) equal to four percent (4%) of any increase in the "hard cost" of the construction and installation of the Tenant Improvements. Any savings or unused portion of the Tenant Improvement Allowance after the Tenant Improvements are completed shall be retained by Landlord.

         4. RENTAL.
            ------
         During the Term, Tenant shall pay to Landlord, in care of Landlord's agent, Tri Properties, Inc. at the notice address set forth in Section 1(i) herein, without notice, demand, reduction (except as may be applicable pursuant to the paragraphs of this Lease entitled "Damage or Destruction of Premises" and "Eminent Domain"), setoff or any defense, a total rental (the "Annual Rental") consisting of the sum total of the following:

         (a) Minimum Rental.

         Beginning with the Commencement Date and continuing through the Expiration Date or earlier termination of this Lease, Tenant shall pay Minimum Rental in accordance with the schedule set forth in Section 1(f) in equal monthly installments each in advance on or before the first day of each month. If the Commencement Date is a date other than the first day of a calendar month, the Minimum Rental shall be prorated daily from such date to the first day of the next calendar month and paid on or before the Commencement Date.

         (b) Additional Rental. [Intentionally Deleted]

         (c) Operating and Maintenance Expenses.


         Tenant shall pay Tenant's Proportionate Share (as set forth in Section 1(h)) of the reasonable costs and expenses paid or incurred by Landlord each calendar year in the operation, repair and maintenance of the Building and the Common Areas (the "Operating Expenses") to the extent such costs exceed the Operating Expense Stop set forth in Section 1(g). For purposes hereof, Operating Expenses is defined on Exhibit D. Landlord shall use good faith efforts to keep the Operating Expenses in line with costs for other similarly situated first-class buildings in the Raleigh/Durham market.

         Notwithstanding the foregoing, if in any year the Building is less than ninety-five percent (95%) occupied, the variable portion of Operating Expenses shall be adjusted to reflect the level of such Operating Expenses which would reasonably be expected to be incurred by Landlord if the Building was one hundred percent (100%) occupied. Notwithstanding anything set forth herein, in no event shall Landlord's collection of Operating Expenses result in a profit to Landlord.

         (d) Payment of Operating Expenses.

         Tenant shall pay to Landlord each month, along with Tenant's installments of Minimum Rental (and Additional Rental, if applicable) an amount (the "Tenant Contribution") equal to one-twelfth (1/12) of Tenant's Proportionate Share of the Operating Expenses as hereinabove described for any calendar year (including any applicable partial calendar year) to the extent such costs exceed the Operating Expense Stop, as estimated by Landlord (in its reasonable discretion). Landlord will make reasonable efforts to provide Tenant with Landlord's estimate of Tenant's Contribution for the upcoming calendar year on or before December 15 of each calendar year during the Term hereof. Not more than once during any calendar year, Landlord may in good faith revise Tenant's Proportionate Share of the Operating Expenses and upon Tenant's receipt of a revised statement, Tenant shall pay Operating Expenses on the basis of such Statement. If Landlord fails to notify Tenant of the revised amount of Tenant's Contribution by such date, Tenant shall continue to pay the monthly installments, if any, last payable by Tenant until notified by Landlord of such new estimated amount. No later than May l of each calendar year of the Term, Landlord shall deliver to Tenant a written statement setting forth the actual amount of Tenant's Contribution for the preceding calendar year. Tenant shall pay the total amount of any balance due shown on such statement within thirty
(30) days after Tenant's receipt thereof. In the event such annual costs decrease for any such year, Landlord shall reimburse Tenant for any overage paid and the monthly rental installments for the next period shall be reduced accordingly. For the calendar year in which this Lease commences, Tenant's Contribution shall be prorated from the Commencement Date through December 31 of such year. Further, Tenant shall be responsible for the payment of Tenant's Contribution for the calendar year in which this Lease expires, prorated from January 1 thereof through the Expiration Date. Upon the Expiration Date, Landlord may require Tenant to pay any unpaid estimated amount within thirty
(30) days after the Expiration Date, which estimate shall be made by Landlord based upon actual and estimated costs for such year.

         (e) Documentary Tax.

         In the event that any documentary stamp tax, sales tax or any other tax or similar charge (exclusive of any income tax payable by Landlord as a result hereof) becomes applicable to the rental, leasing or letting of the Premises, whether local, state or federal, and is required to be paid due to the execution hereof or otherwise with respect to this Lease or the payments due hereunder, the cost thereof shall be borne by Tenant and shall be paid promptly and prior to same becoming past due. Tenant shall provide Landlord with copies of all paid receipts respecting such tax or charge promptly after payment of same.

         (f) Late Payment.

         If more than twice during any consecutive twelve month period any monthly installment of Minimum Rental, Additional Rental (if any) or any other sum due and payable pursuant to this Lease remains due and unpaid five (5) days after said amount becomes due, Tenant shall pay as additional rent hereunder a late payment charge equal to Five Hundred and No/100 Dollars ($500.00) on the unpaid rent or other payment. Landlord agrees no more than twice during any consecutive twelve month period to provide Tenant written notice of failure to receive Rental due hereunder within ten (10) days after the date it becomes due. All unpaid rent and other sums of whatever nature owed by Tenant to Landlord under this Lease shall bear interest from the tenth (10th) day after the due date thereof until paid at the lesser of two percent (2%) per annum above the "prime rate" as published in The Wall Street Journal from time to time (the "Prime Rate") or the maximum interest rate per annum allowed by law. Acceptance by Landlord of any payment from Tenant hereunder in an amount less than that which is currently due shall in no way affect Landlord's rights under this Lease and shall in no way constitute an accord and satisfaction.

         5. ALTERATIONS AND IMPROVEMENTS BY TENANT.
            --------------------------------------

         Tenant shall make no structural changes to the Premises or the Building (or to the mechanical or building systems of the Building) and shall make no changes of any kind respecting the Premises or the Building which are visible from the exterior of the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Except for minor interior cosmetic alterations, any other nonstructural changes or other alterations, additions, or improvements to the Premises shall be made by or on behalf of Tenant only with the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. All alterations, additions or improvements, including without limitation all partitions, walls, railings, carpeting, floor and wall coverings and other fixtures (excluding, however, Tenant's trade fixtures as described in the paragraph entitled "Trade Fixtures and Equipment" below) made by, for, or at the direction of Tenant shall, when made, become the property of Landlord, at Landlord's sole election and shall, unless otherwise specified by Landlord remain upon the Premises at the expiration or earlier termination of this Lease.

         Notwithstanding anything contained herein to the contrary, all alterations and improvements undertaken by Tenant shall be consistent with the then-existing quality, color scheme (where appropriate), general aesthetic appearance and tenor of the balance of the Building and, in any event, Landlord may withhold its consent to any proposed alteration or improvement by Tenant unless Tenant agrees to remove said improvement at the end of the Term and/or restore the Premises to the condition in which it existed prior to the undertaking of the proposed alteration or improvement. Further, all alterations and improvements to the Premises, including without limitation the Tenant Improvements, whether undertaken by Tenant or Landlord shall be subject to a fee (the "Construction Management Fee"), save and except any cosmetic work or minor repairs performed by Tenant providing Landlord neither needs to nor is involved in such work or repairs. Tenant agrees to pay Landlord the Construction Management Fee as follows: Five percent (5%) of the total cost of planning and constructing any alterations and improvements if such construction costs exceed Ten Thousand and No/100 Dollars ($10,000.00).

         6. USE OF PREMISES.
            ---------------

         (a) Tenant shall use the Premises only for general office purposes and retail banking and other financial services, but for no other purposes without Landlord's consent, which consent shall not be unreasonably withheld or delayed. Landlord agrees not to lease any portion of the Premises to a thrift, bank or credit union. Except for conditions which existed prior to the Commencement of the Term, Tenant shall comply with all laws, ordinances, orders, regulations or zoning classifications of any lawful governmental authority, agency or other public or private regulatory authority (including insurance underwriters or rating bureaus) having jurisdiction over the Premises. Tenant shall not do any act or follow any practice relating to the Premises, the Building or the Common Areas which shall constitute a nuisance or detract in any way from the reputation of the Building as a real estate development comparable to other comparable buildings in the Raleigh/Durham market taking into account rent and other relevant factors. Tenant's duties in this regard shall include allowing no noxious or offensive odors, fumes, gases, smoke, dust, steam or vapors, or any loud or disturbing noise or vibrations to originate in or emit from the Premises. In addition, Tenant shall not conduct a sale of any personal property on or about the Premises, the Building or in the Common Areas without the prior written consent of Landlord.

         (b) Without limiting the generality of (a) above, and excepting only office supplies and cleaning materials used by Tenant in its ordinary day to day business operations (but not held for sale, storage or distribution) and then only to the extent used, stored, transported and disposed of strictly in accordance with all applicable laws, regulations and manufacturer's recommendations, the Premises shall not be used for the treatment, storage, transportation to or from, use or disposal of toxic or hazardous wastes, materials, or substances, or any other substance that is prohibited, limited or regulated by any governmental or quasi-governmental authority or that, even if not so regulated, could or does pose a hazard to health and safety of the occupants of the Building or surrounding property (collectively "Hazardous Substances"). Landlord and Tenant shall be liable for, and shall indemnify and hold the other harmless from, all costs, damages and expenses (including reasonable attorneys' fees) incurred in connection with the use, storage, discharge or disposal of any Hazardous Substances by such other party or such other party's Invitees.

         (c) Tenant shall exercise due care in its use and occupancy of the Premises and shall not commit or allow waste to be committed on any portion of the Premises; and at the expiration or earlier termination of this Lease, Tenant shall deliver the Premises to Landlord in the same condition in which it existed as of the Commencement Date, ordinary wear and tear, approved alterations, fire or other casualty and acts of God alone excepted.

         (d) Tenant's use and occupancy of the Premises shall include the use in common with others entitled thereto of the Common Areas and all other improvements provided by Landlord for the common use of the Building tenants, and any other common facility as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to the reasonable rules and regulations for use therefor as prescribed from time to time by the Landlord. Tenant, its employees, agents, customers and invitees shall have the nonexclusive use (in common with other benefiting tenants) to use the common areas for purposes intended and the non-exclusive use of the adjacent surface parking areas in accordance with Section 1(l) herein.

Tenant shall not at any time unreasonably interfere with the use of the common areas by Landlord, another tenant or any other person entitled to use the same. Landlord reserves the right, from time to time, to alter any of the common areas, to exercise control and management of the same, and to establish, modify, change and enforce such reasonable rules and regulations as Landlord in its reasonable discretion may deem desirable for the management of the Building or the common areas.

         (e) Tenant shall save Landlord harmless from any claims, liabilities, penalties, fines, costs, expenses or damages resulting from the failure of Tenant to comply with the provisions of this paragraph 6. This indemnification shall survive the termination or expiration of this Lease.

         7. SERVICES BY LANDLORD.
            --------------------

         Landlord shall cause to be furnished to the Premises (subject to reimbursement as part of the Operating Expenses) in common with other tenants during Standard Hours of Operation, Monday through Friday and Saturday (excluding holidays), the following services: janitorial services (once per working day after normal weekday working hours as provided for in Exhibit B); water for drinking, kitchen, lavatory and toilet purposes; operatorless elevator service; electricity for general office space and banking use (including fluorescent lighting replacements to building standard fixtures only); trash removal in accordance with city schedules; prompt removal of snow and ice in the parking lot and walkways when and if weather requires, and heating and air conditioning for reasonably comfortable use and occupancy of the Premises similar to other Class A buildings in the area, providing heating and cooling conforming to any governmental regulation prescribing limitations thereon shall be deemed to comply with this service. All additional costs resulting from Tenant's extraordinary usage of heating, air conditioning or electricity shall be paid by Tenant, but Tenant shall not install equipment with unusual demands for any of the foregoing without Landlord's prior written consent which Landlord may withhold if it determines that in its reasonable opinion such equipment may not be safely used in the Premises or that electrical service is not adequate therefor. Notwithstanding anything contained herein to the contrary, Landlord reserves the right to contract with any third party provider of such utilities to provide such services to the Premises and the Building in the most economical manner and Tenant shall not contract with any other third party provider to supply such utilities to the Premises without Landlord's prior written consent. So long as Landlord is not negligent in performing its obligations hereunder and otherwise acts reasonably and in good faith, there shall be no abatement or reduction of rent by reason of any of the foregoing services not being continuously provided to Tenant.

         Landlord agrees to provide heating and air conditioning after-hours (i.e., hours before or after the Standard Hours of Operation) at Tenant's request after reasonable notice and if the area to be served is zoned for this purpose. The cost of after-hours service of heating or air conditioning shall be additional rent payable monthly by Tenant at $25.00 per hour.

         As used herein, "Standard Hours of Operation" shall mean and refer to those hours of operation at the Building, which are 7:30 a.m. to 6:30 p.m. Monday through Friday and 8:00 a.m. through 1:00 p.m. on Saturday, except holidays. Holidays shall mean and refer to each of the following days (on the day set aside for observance): New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, provided, however, that notwithstanding anything else to the contrary set forth herein, Landlord acknowledges and agrees that "Standard Hours of Operation" shall always include any days on which it is common banking industry practice to remain open for business or which Tenant is required by applicable law and/or governmental authorities having jurisdiction to remain open for business.

         Except where resulting from Landlord's negligence or willful misconduct, Landlord shall not be liable to Tenant for any damage caused to Tenant and its property due to the Building or any part or appurtenance thereof being improperly constructed or being or becoming out of repair, or arising from the leaking of a pipe, facility or system for any utility. Tenant shall promptly report to Landlord any defective condition in or about the Premises actually known to Tenant, and the failure to so report results in other damage that could have reasonably been avoided, then Tenant shall be liable for the same.

         8.  TAXES ON LEASE AND TENANT'S PROPERTY.
             -------------------------------------

         (a) Tenant shall pay any taxes, documentary stamps or assessments of any nature which may be imposed or assessed upon this Lease, Tenant's occupancy of the Premises or Tenant's trade fixtures, equipment, machinery, inventory, merchandise or other personal property located on the Premises and owned by or in the custody of Tenant as promptly as all such taxes or assessments may become due and payable without any delinquency.

         (b) Landlord shall pay, subject to reimbursement from Tenant as provided in the paragraph entitled "Rental" of this Lease, all ad valorem property taxes which are now or hereafter assessed upon the Building and the Premises, except as otherwise expressly provided in this Lease.

         9. INSURANCE AND INDEMNITY.
            -----------------------

         (a) Fire and Extended Coverage Insurance. Landlord throughout the term of this Lease shall maintain and pay for fire and casualty special form "all risk" insurance, with extended coverage (including boiler and machinery coverage), covering the Building equal to at least ninety five percent (95%) of the replacement cost thereof. Tenant shall not do or cause to be done or permit on the Premises anything deemed extra hazardous on account of fire and Tenant shall not use the Premises, the Common Areas or the Building in any manner which will cause an increase in the premium rate for any insurance in effect on the Building or a part thereof. If, because of anything done, caused to be done, permitted or omitted by Tenant or Tenant's Invitees, the premium rate for any kind of insurance in effect on the Building or any part thereof shall be raised, Tenant shall pay Landlord on demand the amount of any such increase in premium which Landlord shall pay for such insurance and if Landlord shall demand that Tenant remedy the condition which caused any such increase in an insurance premium rate, Tenant shall remedy such condition within five (5) days after receipt of such demand. Tenant shall maintain and pay for all fire and extended coverage insurance on its contents in the Premises, including trade fixtures, equipment, machinery, merchandise or other personal property belonging to or in the custody of Tenant. Landlord shall have no liability to Tenant for any direct or indirect loss of earnings or other expense due to any casualty or cause, including, but not limited to, vandalism and theft, and Tenant may insure against the same if Tenant elects to do so. Throughout the term Landlord agrees to carry a flood insurance policy for the Building and to cover damages to the Building and/or such of Tenant's contents in the Building as Tenant has listed on a schedule delivered to Landlord at the commencement of the Term, which shall be conclusive as to such covered contents unless Tenant updates such schedule every two years. Tenant and Landlord shall first furnish to each other copies of insurance policies or certificates of insurance evidencing the required coverage prior to the Commencement Date and thereafter prior to each policy renewal date.

         (b) Liability Insurance. At all times during the term of this Lease, Tenant shall, at its sole cost and expense, keep in force adequate public liability insurance under the terms of a commercial general liability policy (occurrence coverage) in the amount of not less than Three Million and No/100 Dollars ($3,000,000.00) single limit with such company(ies) licensed to do business in North Carolina and as shall from time to time be reasonably acceptable to Landlord (and to any lender having a mortgage interest in the Premises) and naming Landlord and Landlord's agent as an additional insured (and, if requested by Landlord from time to time, naming Landlord's mortgagee as an additional insured). In the event Tenant employs any contractor to perform any work in the Premises, Tenant shall provide Landlord with insurance certificates naming Landlord and such other parties as Landlord may designate as additional insureds under policies of builders risk and general liability insurance and shall also provide Landlord with evidence of satisfactory workers compensation coverage in accordance with applicable statutory requirements. All policies of insurance required to be maintained by Tenant shall be with companies rated A-X or better in the most current issue of Best's Insurance Reports and shall have a deductible of $25,000.00 or less. Such insurance shall include, without limitation, personal injury and contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in this Lease. Tenant shall first furnish to Landlord copies of policies or certificates of insurance evidencing the required coverage prior to the Commencement Date and thereafter prior to each policy renewal date. All policies required of Tenant hereunder shall contain a provision whereby the insurer is not allowed to cancel or change materially the coverage without first giving thirty (30) days' written notice to Landlord.

         (c) Indemnity. Except in those cases caused by Landlord's or Tenant's negligence or willful misconduct, Landlord or Tenant shall indemnify and save the other harmless against any and all claims, suits, demands, actions, fines, damages, and liabilities, and all costs and expenses thereof (including without limitation reasonable attorneys' fees) attributable to the other party's use or occupancy of the Premises, or otherwise arising out of injury to persons (including death) or property occurring in, on or about, or arising out of the Premises or other areas in the Building if caused or occasioned wholly or in part by any act or omission of the other party or the other party's Invitees, except to the extent caused by the gross negligence or willful misconduct of the other party. The non-prevailing party shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred by the prevailing party in enforcing the agreements of this Lease, whether incurred as a result of litigation or otherwise. Each party shall give the other party immediate notice of any such happening causing injury to persons or property.

         10. LANDLORD'S COVENANT TO REPAIR AND REPLACE.
             -----------------------------------------

         (a) During the Term, Landlord shall be responsible for necessary repairs or replacements to the Building, including without limitation, the roof, parking lot, and central plumbing and electrical systems serving the Building, except for repairs or replacements to any Tenant Improvements or any trade fixtures or equipment required or requested by Tenant, or otherwise necessitated by the negligence, misconduct, acts or omissions of Tenant or Tenant's Invitees, which shall be made at Tenant's sole cost and expense, unless such amounts are paid to Landlord pursuant to an insurance policy. Landlord shall maintain the Building in a manner which is comparable with other comparable buildings in the Raleigh/Durham market, taking into account rent and other relevant factors, and in compliance with applicable laws, regulations, ordinances and codes; however, any non-compliance shall not materially impair Tenant's use and enjoyment of the Premises or constitute a threat or danger to the health or safety of Tenant or Tenant's Invitees. Landlord's repairs and replacements shall be made as soon as reasonably possible using due diligence and reasonable efforts, taking into account in each instance all circumstances surrounding the repair or replacement including without limitation, the materiality of the repair or replacement to Tenant's use and operation of its business within the Premises and the relation thereof to the enjoyment of same, such period not to exceed ten (10) days after receiving written notice from Tenant of the need for repairs or such longer period of time as is reasonably necessary under the circumstances so long as Landlord is diligently pursuing the completion of same; provided, however, in no event shall such period of time exceed twenty (20) days (subject to extension by Delays) after receipt of written notice from Tenant. If Landlord cannot, using due diligence, complete its repairs within the time period herein specified and such failure to repair has a material adverse impact on Tenant's use or occupancy of the Premises, then (unless the need for such repairs or replacements is the result of the negligence, misconduct or acts or omissions of Tenant or Tenant's Invitees, in which event Tenant shall not be entitled to any remedy), such failure to repair shall be deemed to be a Landlord default hereunder. If the need for such repairs or replacements is the result of the negligence, misconduct or acts or omissions of Tenant or Tenant's Invitees, and the expense of such repairs or replacements are not fully covered and paid by Landlord's insurance, then Tenant shall pay Landlord the full amount of expenses not covered. Landlord's duty to repair or replace as prescribed in this paragraph shall be Tenant's sole remedy and shall be in lieu of all other warranties or guaranties of Landlord, express or implied.

         (b) Landlord shall not be liable for any failure to make any repairs or to perform any maintenance required of Landlord hereunder unless Landlord fails to undertake promptly and diligently pursue such repairs or maintenance after written notice from Tenant setting forth the need for such repair(s) or replacement(s) in reasonable detail has been received by Landlord. Except as set forth in the paragraph of this Lease, entitled "Damage or Destruction of Premises", there shall be no abatement of rent. There shall be no liability of Landlord by reason of any reasonable injury to or interference with Tenant's business arising from the making of any repairs,  replacements,  alterations or
improvements to any portion of the Building or the Premises, or to fixtures, appurtenances and equipment therein except to the extent of Landlord's negligence or misconduct. Except for Landlord's default as set forth above, Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

         11. PROPERTY OF TENANT.
             ------------------

         All property placed on the Premises by, at the direction of, or with the consent of Tenant or Tenant's Invitees, shall be at the risk of Tenant or the owner thereof and Landlord shall not be liable for any loss of or damage to said property resulting from any cause whatsoever except to the extent of any loss or damage caused by the negligence or misconduct of Landlord or its employees, contractors or agents, provided same is not covered by the insurance Tenant is required to maintain under the terms of this Lease.

         12. TRADE FIXTURES AND EQUIPMENT.
             ----------------------------

         Prior to installation, Tenant shall furnish to Landlord notice of all trade fixtures and equipment which it intends to install within the Premises and the installation of same shall be subject to Landlord's consent. So long as no Event of Default has occurred and is continuing hereunder, any trade fixtures and equipment installed in the Premises at Tenant's expense and identified by Tenant in notice to Landlord shall remain Tenant's personal property and Tenant shall have the right at any time during the Term to remove such trade fixtures and equipment. Upon removal of any trade fixtures and equipment, Tenant shall immediately restore the Premises to substantially the same condition in which it existed as of the Commencement Date, ordinary wear and tear and acts of God alone excepted. Any trade fixtures not removed by Tenant at the expiration or an earlier termination of the Lease shall, at Landlord's sole election, either (i) become the property of Landlord, in which event Landlord shall be entitled to handle and dispose of same in any manner Landlord deems fit without any liability or obligation to Tenant or any other third party with respect thereto, or (ii) be subject to Landlord's removing such property from the Premises and storing same, all at Tenant's expense and without any recourse against Landlord with respect thereto. Without limiting the generality of the foregoing, the following property shall in no event be deemed to be "trade fixtures" and Tenant shall not remove any such property from the Premises under any circumstances, regardless of whether installed by Landlord or Tenant: (a) any air conditioning, air ventilating or heating fixtures or equipment; (b) any lighting fixtures or equipment; (c) any carpeting or other permanent floor coverings; (d) any paneling or other wall coverings; (e) plumbing fixtures and equipment; or (f) permanent shelving. Tenant, at Tenant's sole cost, will have the right to install an ATM kiosk, vault and safe at a location acceptable to Landlord. Upon the expiration or termination of the Lease, Landlord will require the vault to be removed and Tenant shall restore any damages to the Premises occasioned by such removal. All other Tenant fixtures, except for the ATM machine and other banking equipment, will remain part of the Premises.

         13. DAMAGE OR DESTRUCTION OF PREMISES.
             ----------------------------------

         If the  Premises  are  damaged by fire or other  casualty,  but are not rendered untenantable for Tenant's business, either in whole or in part, Landlord shall cause such damage to be repaired without unreasonable delay and the Annual Rental shall not abate. If by reason of such casualty the Premises are rendered untenantable for Tenant's business, either in whole or in part,
Landlord shall cause the damage to the physical structure of the Building (excluding any tenant improvements or alterations therein) to be repaired or replaced without unreasonable delay, and, in the interim, the Annual Rental shall be proportionately reduced as to such portion of the Premises as is rendered untenantable. Any such abatement of rent shall not, however, create an extension of the Term. Provided, however, if by reason of such casualty, the Premises are rendered untenantable in some material portion, and Landlord, in its reasonable estimation, notice of which is given to Tenant within thirty (30) days of the date of the casualty, determines that the amount of time required to repair the damage using due diligence is in excess of one hundred eighty (180 days)(as measured from the issuance of the applicable building permits necessary for the reconstruction of the Building with such period to be extended by Force Majeure), then either party shall have the right to terminate this Lease by giving written notice of termination within thirty (30) days after the date of casualty, and the Annual Rental shall (i) abate as of the date of such casualty in proportion to the part of the Premises rendered untenantable and (ii) abate entirely as of the effective date of the termination of this Lease. Notwithstanding the foregoing, in the event the casualty giving rise to an election to terminate is caused by the negligence, misconduct or acts or omissions of Tenant or Tenant's Invitees, Tenant shall have no right to terminate this Lease. Notwithstanding the other provisions of this paragraph, in the event there should be a casualty loss to the Premises during the last Lease Year of the Term, Landlord may, at its option, terminate this Lease by giving written notice to Tenant within thirty (30) days after the date of the casualty and the Annual Rental shall abate as of the date of such notice. Tenant shall give Landlord prompt notice of any fire or other casualty in the Premises actually known to Tenant. Notwithstanding anything contained in this Section to the contrary, Landlord shall only be obligated to restore the Premises to a building standard condition unless Tenant makes available to Landlord proceeds from Tenant's insurance sufficient to repair and restore the Premises to the condition in which it existed immediately prior to such casualty, including those items in excess of building standard.

         14. GOVERNMENTAL ORDERS.
             -------------------

         Except as hereinbelow set forth regarding compliance of the physical structure of the Building with applicable governmental regulations, and except for any defects, violations or conditions existing prior to the Commencement Date, Tenant agrees, at its own expense, to comply promptly with all requirements of any legally constituted public authority that may be in effect from time to time made necessary by reason of Tenant's use or occupancy of the Premises. Landlord agrees to comply promptly with any such requirements if pre-existing, or not made necessary by reason of Tenant's use or occupancy. Except as otherwise set forth herein, it is agreed that: (a) Tenant is exclusively responsible for all compliance with all requirements of any legally constituted public authority in the event non-compliance relates to the design of the interior of the Premises pursuant to the Plans or Tenant's use of Premises and (b) in the event of any non-compliance for which Landlord is responsible, Landlord shall not be deemed in breach of this Lease if such non-compliance does not materially impair Tenant's use of, or operations from, the Premises or threaten or endanger the health or safety of Tenant or Tenant's Invitees.

         15. MUTUAL WAIVER OF SUBROGATION.
             ----------------------------

         For the purpose of waiver of subrogation, the parties mutually release and waive unto the other all rights to claim damages, costs or expenses for any injury to property caused by a casualty or any other matter whatsoever in, on or about the Premises if the amount of such damage, cost or expense has been paid to such damaged party under the terms of any policy of insurance or would have been paid if the injured party had carried the insurance required of it hereunder. All insurance policies carried with respect to this Lease, if permitted under applicable law, shall contain a provision whereby the insurer waives, prior to loss, all rights of subrogation against either Landlord or Tenant.

         16. SIGNS AND ADVERTISING.
             ---------------------

         (a) Landlord shall install, at Tenant's sole cost and expense, tenant identification signage in accordance with Landlord's approved building standards at or near the suite entrance to the Premises and in the directory located in the lobby of the Building.

         (b) In order to provide architectural control for the Building, Tenant shall not install any exterior signs, marquees, billboards, outside lighting fixtures and/or other decorations on the Building, the Premises or the Common Areas, except for banners allowed by the City (but for no longer than so allowed). Landlord shall have the right to remove any such sign or other decoration restore fully the Building, the Premises or the Common Areas at the cost and the expense of Tenant if any such exterior work is done without Landlord's prior written approval, which approval will not be unreasonably withheld, conditioned or delayed. Tenant shall not permit, allow or cause to be used in, on or about the Premises any sound production devices, mechanical or moving display devices, bright lights, or other advertising media, the effect of which would be visible or audible from the exterior of the Premises.

         (c) Notwithstanding the foregoing, Tenant at Tenant's expense, will have the right to install a minimum of three (3) internally illuminated exterior building signs substantially similar to the specifications on Exhibit E1 conforming to City of Raleigh codes and regulations, and one backlit sign on the ATM machine. The cost of production, installation and maintenance of the signs will be solely Tenant's. Tenant will provide, at Tenant's cost, ground directional signage to direct bank customers to the drive through and ATM facility. Landlord agrees that Tenant can have up to the maximum amount of signage allowed by the City of Raleigh.

         (d) Landlord shall provide an exterior buildings ground sign substantially similar to Exhibit E2 (which Exhibit shall be added to this Lease within thirty days of execution by both parties upon Landlord's approval, not to be unreasonably withheld) which shall principally identify Tenant's name and logo, and also have identification for at least two other tenants. Tenant's name and logo shall be at least twice as large as such other tenants' names and logos on such signage. All costs associated with the production and installation of the exterior ground sign will be at Landlord's expense. Tenant will be responsible for the cost of its lettering to go on the ground sign, the design of which shall be furnished by Tenant with Landlord's approval, not to be unreasonably withheld. Maintenance of the sign will be an Operating Expense.

         17. LANDLORD'S RIGHT OF ENTRY.
             -------------------------

         Landlord, and those persons authorized by it, shall have the right to enter the Premises at all reasonable times and upon reasonable notice for the purposes of making repairs, making connections, installing utilities, providing services to the Premises or for any other tenant, making inspections or showing the same to prospective purchasers, lenders or prospective tenants during the last twelve months of this Lease term, as well as at any time without notice in the event of emergency involving possible injury to property or persons in or around the Premises or the Building.

         18.  Intentionally deleted.

         19. EMINENT DOMAIN.
             --------------

         If any substantial portion of the Premises is taken under the power of eminent domain (including any conveyance made in lieu thereof) or if such taking shall materially impair the normal operation of Tenant's business, then either party shall have the right to terminate this Lease by giving written notice of such termination within thirty (30) days after such taking. If neither party elects to terminate this Lease, Landlord shall repair and restore the Premises to the best possible tenantable condition (but only to the extent of any condemnation proceedings made available to Landlord) and the Annual Rental shall be proportionately and equitably reduced as of the date of the taking. All compensation awarded for any taking (or the proceeds of a private sale in lieu thereof) shall be the property of Landlord unless such award is for compensation for damages to the Tenant's interest in the Premises [which interest may not be deemed to include any value to the unexpired portion of the Term; provided, however, Landlord shall not have any interest in any separate award made to Tenant for loss of business, moving expense, tenancy interest other than the unexpired portion of the Term, or the taking of Tenant's trade fixtures or equipment if a separate award for such items is made to Tenant. In no event shall Tenant be entitled to any compensation for the loss of its leasehold estate.

         20. EVENTS OF DEFAULT AND REMEDIES.
             ------------------------------

         (a) Upon the occurrence of any one or more of the following events (the "Events of Default," any one an "Event of Default"), Landlord shall have the right to exercise any rights or remedies available in this Lease, at law or in equity. Events of Default shall be:

                  (i) Tenant's failure to pay any rental or other sum of money payable hereunder within five (5) days after receipt of notice of delinquency, provided Landlord shall not be required to give such notice more than twice in any consecutive twelve (12) month period;

                  (ii) Tenant's failure to perform any other of the terms, covenants or conditions contained in this Lease if not remedied within thirty (30) days after receipt of written notice thereof, or if such default cannot be remedied within such period, Tenant does not within thirty (30) days after written notice thereof commence such act or acts as shall be necessary to remedy the default and shall not thereafter diligently prosecute such cure and complete such act or acts within ninety (90) days after written notice thereof:

                  (iii) Tenant shall become bankrupt or insolvent, or file any debtor proceedings, or file pursuant to any statute a petition in bankruptcy or insolvency or for reorganization, or file a petition for the appointment of a receiver or trustee for all or substantially all of Tenant's assets and such petition or appointment shall not have been set aside within sixty (60) days from the date of such petition or appointment, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement; or

                  (iv) A default by Tenant under any other lease heretofore or hereafter made by Tenant for any other space in the Building.

         (b) In addition to its other remedies, Landlord, upon an Event of Default by Tenant, shall have the immediate right, after any applicable grace period expressed herein, to terminate and cancel this Lease and/or terminate Tenant's right of possession and if authorized by court order to reenter and remove all persons and properties from the Premises. If Landlord reenters the Premises, it may either terminate this Lease or, from time to time without terminating this Lease, terminate Tenant's right of possession and make such alterations and repairs as may be necessary or appropriate to relet the Premises and relet the Premises upon such terms and conditions as Landlord deems commercially reasonable without any responsibility on Landlord whatsoever to account to Tenant for any surplus rents collected. No retaking of possession of the Premises by Landlord shall be deemed as an election to terminate this Lease unless a written notice of such intention is given by Landlord to Tenant at the time of reentry; but, notwithstanding any such reentry or reletting without termination, Landlord may at any time thereafter elect to terminate for such previous default. In the event of an elected termination by Landlord, whether before or after reentry, Landlord may recover from Tenant damages, including the costs of recovering the Premises and any costs incurred in reletting the Premises, and Tenant shall remain liable to Landlord for the total Annual Rental as would have been payable by Tenant hereunder for the remainder of the term less the rentals actually received from any reletting or, at Landlord's election, less the reasonable rental value of the Premises for the remainder of the term. In determining the Annual Rental which would be payable by Tenant subsequent to default, except with respect to Minimum Rental (which shall be calculated in accordance with Section 1(g) hereof), the Annual Rental for each Lease Year of the unexpired term shall be equal to the Annual Rental payable by Tenant for the last Lease Year prior to the default. If any rent owing under this Lease is collected by or through an attorney, Tenant agrees to pay Landlord's reasonable attorneys' fees to the extent allowed by applicable law.

         21.  SUBORDINATION.
              -------------

         This Lease is subject and subordinate to any and all mortgages or deeds of trust currently existing on the property of which the Premises is a part, and this clause shall be self-operative without any further instrument necessary to effect such subordination; however, if requested by Landlord, Tenant shall promptly execute and deliver to Landlord any such certificate(s) in a commercially reasonable form as Landlord may reasonably request evidencing the subordination of this Lease to, or the assignment of this Lease as additional security for, such mortgages or deeds of trust; provided, further, Landlord shall use reasonable efforts to obtain a non-disturbance agreement in a commercially reasonable form from any such mortgagee, trustee or beneficiary currently having an interest in all or any portion of the Premises. Subject to the condition precedent that Landlord provide Tenant with a non-disturbance agreement in a commercially reasonable form in favor of Tenant from any mortgagee, trustee or beneficiary, this Lease shall be subject and subordinate to any mortgage or deed of trust which may hereafter encumber the property of which the Premises is a part. Tenant's obligations under this Lease shall continue in full force and effect notwithstanding any such default proceedings under a mortgage or deed of trust and shall attorn to the mortgagee, trustee or beneficiary of such mortgage or deed of trust, and their successors or assigns, and to the transferee under any foreclosure or default proceedings. Tenant will, upon request by Landlord, execute and deliver to Landlord or to any other person designated by Landlord, any instrument or instruments in a commercially reasonable form required to give effect to the provisions of this paragraph.

         22. ASSIGNMENT AND SUBLETTING.
             -------------------------

         Tenant shall not assign, sublet, mortgage, pledge or encumber this Lease, the Premises, or any interest in the whole or in any portion thereof, directly or indirectly, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. In the event of any assignment, sublease, mortgage, pledge or encumbrance, Tenant shall: (i) remain primarily liable for the performance of all terms of this Lease, (ii) pay all reasonable costs incurred by Landlord in connection with such assignment, sublease or mortgage, including without limitation, reasonable attorneys' fees and a $500.00 processing fee, (iii) and, after deducting reasonable expenses actually incurred to pay leasing commissions, tenant improvements and other costs incurred in subleasing the space, pay to Landlord one-half (1/2) of any rental or any fees or charges received by Tenant in excess of the Annual Rental payable to Landlord hereunder as further rental under this Lease. Landlord's consent to one assignment or sublease will not waive the requirement of its consent to any subsequent assignment or sublease as required herein. Any attempted assignment or sublease by Tenant in violation of the terms and conditions of this numbered paragraph 22 shall be null and void. Upon notice to Landlord of a proposed sublease or assignment of all or any portion of the Premises (the "Proposed Space"), Landlord shall have the option, within fifteen
(15) days after its receipt of such notice, to terminate this Lease with respect to the Proposed Space, whereupon the parties hereto shall have no further rights or liabilities with respect to the Proposed Space except as otherwise expressly set forth herein.

         In the event of a proposed assignment of this Lease or subletting of all or a part of the Premises, Tenant shall submit to Landlord, in writing, (i) the name of the proposed assignee or sublessee, (ii) current financial statements available to Tenant disclosing the financial condition of the proposed assignee or subtenant, (iii) the nature of the business of the proposed assignee or sublessee, and its proposed use of the Premises (any assignment or subletting being subject to restrictions on use contained in this Lease, the violation of which by the proposed assignee or sublessee shall constitute absolute grounds for Landlord's denial of the requested assignment or subletting, such grounds not being the exclusive grounds for denial under clause (iii)) and (iv) the proposed commencement date of the assignment or subletting, together with a copy of the proposed assignment or sublease. Within thirty (30) days after its receipt of such notice, Landlord shall either approve or disapprove such proposed assignment or sublease in writing. Tenant shall promptly deliver a copy of the fully executed assignment or sublease to Landlord upon its receipt of same.

         Notwithstanding the foregoing, Tenant will not require Landlord consent nor pay any additional rent or fees: (a) to sublease a portion of its space to an insurance, securities, commercial leasing, investment banking company, or other financial services company, provided each sublease does not exceed more than 500 usable square feet, or (b) to assign this Lease in the event of a merger or other change of control event where the proposed assignee is engaged in the same or similar business and is at least as creditworthy as Tenant, or is under common corporate control with Tenant.

         Notwithstanding anything in this Lease to the contrary, unless approved by Landlord, Tenant further agrees that any assignment or sublease shall be subject to the following additional limitations: (i) in no event may Tenant assign this Lease or sublet all or any portion of the Premises to an existing Tenant of the Building or its subtenant or assignee; (ii) in no event shall the proposed subtenant or assignee be a person or entity with whom Landlord or its agent is negotiating and to or from whom Landlord, or its agent, has given or received any written or oral proposal within the past six (6) months regarding a lease of space in the Building; and (iii) Tenant shall not publicly advertise the rate for which Tenant is willing to sublet the Premises; and all public advertisements of the assignment of the Lease or sublet of the Premises, or any portion thereof, shall be subject to prior written approval by Landlord, such approval not to be unreasonably withheld or delayed. Said public advertisement shall include, but not be limited to, the placement or display of any signs or lettering on the exterior of the Premises or on the glass or any window or door of the Premises or in the interior of the Premises if it is visible from the exterior.

         23. LANDLORD DEFAULT.
             ----------------

         In the event of any default by Landlord under this Lease, Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have ten business (10) days (or such longer period as may reasonably be required in the exercise of due diligence) in which to cure any such default. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions. Notwithstanding any other provisions of this Lease to the contrary, Tenant shall look solely to Landlord's equity in the Building, and not to any other or separate business or non-business assets of Landlord, or any partner, shareholder, officers or representative of Landlord, for the satisfaction of any claim brought by Tenant against Landlord, and if Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed, and as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only: (i) out of the proceeds of sale received upon levy against Landlord's equity in the Building, and/or (ii) to the extent not encumbered by a secured creditor, out of the rents or other incomes receivable by Landlord from the Building, and/or (iii) by withholding rent against an unsatisfied court judgment that Tenant has obtained against the Landlord which judgment is not on appeal, provided that all rental payments in dispute shall be paid to a mutually acceptable escrow agent while such approval is pending. Further, in the event the owner of Landlord's interest in this Lease is at any time a partnership, joint venture or unincorporated association, Tenant agrees that the members or partners of such partnership, joint venture or unincorporated association shall not be personally or individually liable or responsible for the performance of any of Landlord's obligations hereunder.

         24. TRANSFER OF LANDLORD'S INTEREST.
             -------------------------------

         If Landlord shall sell, assign or transfer all or any part of its interest in the Building or in this Lease to a successor in interest which expressly assumes the obligations of Landlord hereunder, then Landlord shall thereupon be released or discharged from all future covenants and obligations hereunder, and Tenant shall look solely to such successor in interest for performance of all of Landlord's subsequent obligations. Tenant's obligations under this Lease shall in no manner be affected by Landlord's sale, assignment, or transfer of all or any part of such interest(s) of Landlord, and Tenant shall thereafter attorn and look solely to such successor in interest as the Landlord hereunder.

         25. COVENANT OF QUIET ENJOYMENT.
             ---------------------------

         Landlord represents that it has full right and authority to lease the Premises and Tenant shall peacefully and quietly hold and enjoy the Premises for the full Term hereof so long as no Event of Default occurs hereunder.

         26. ESTOPPEL CERTIFICATES.
             ---------------------

         Within ten (10) days after receipt of a request by Landlord or any Landlord mortgagee, Tenant shall deliver a written estoppel certificate, in form supplied by or acceptable to Landlord or the Landlord mortgagee, certifying any facts that are then true with respect to this Lease, including without limitation that this Lease is in full force and effect, that no Event of Default exists on the part of Landlord or Tenant, that Tenant is in possession, that Tenant has commenced the payment of rent, and that Tenant claims no defenses or offsets with respect to payment of rentals under this Lease. Likewise, within ten (10) days after a request by Tenant, Landlord shall deliver to Tenant a similar estoppel certificate covering such matters as are reasonably required by Tenant.

         27. PROTECTION AGAINST LIENS.
             ------------------------

         Tenant shall do all things necessary to prevent the filing of any mechanics', materialmen's or other types of liens whatsoever, against all or any part of the Premises by reason of any claims made by, against, through or under Tenant. If any such lien is filed against the Premises, Tenant shall either cause the same to be discharged of record within twenty (20) days after filing or, if Tenant in its discretion and in good faith determines that such lien should be contested, it shall furnish such security as may be necessary to prevent any foreclosure proceedings against the Premises during the pendency of such contest. If Tenant shall fail to discharge such lien within said time period or fail to furnish such security, then Landlord may at its election, in addition to any other right or remedy available to it, discharge the lien by paying the amount claimed to be due or by procuring the discharge by giving security or in such other manner as may be allowed by law. If Landlord acts to discharge or secure the lien then Tenant shall immediately reimburse Landlord for all sums paid and all costs and expenses (including reasonable attorneys' fees) incurred by Landlord involving such lien together with interest on the total expenses and costs at an interest rate equal to the Prime Rate plus five percent (5%).

         28.  MEMORANDUM OF LEASE.
              -------------------

         If requested by Tenant, Landlord shall execute a recordable Memorandum or Short Form Lease, prepared at Tenant's expense, specifying the exact term of this Lease and such other terms as the parties shall mutually determine.

         29. FORCE MAJEURE.
             -------------

         In the event Landlord or Tenant shall be delayed, hindered or prevented from the performance of any act required hereunder, by reason of governmental restrictions, scarcity of labor or materials, strikes, fire, or any other reasons beyond its reasonable control, the performance of such act shall be excused for the period of delay, and the period for performance of any such act shall be extended as necessary to complete performance after the delay period. However, the provisions of this paragraph shall in no way be applicable to Tenant's obligations to pay Annual Rental or any other sums, monies, costs, charges or expenses required by this Lease.

         30. REMEDIES CUMULATIVE - NONWAIVER.
             -------------------------------

         Unless otherwise specified in this Lease, no remedy of Landlord or Tenant shall be considered exclusive of any other remedy, but each shall be distinct, separate and cumulative with other available remedies. Each remedy available under this Lease or at law or in equity may be exercised by Landlord or Tenant from time to time as often as the need may arise. No course of dealing between Landlord and Tenant or any delay or omission of Landlord or Tenant in exercising any right arising from the other party's default shall impair such right or be construed to be a waiver of a default.

         31. HOLDING OVER.
             ------------

         If Tenant remains in possession of the Premises or any part thereof after the expiration of the Term, whether with or without Landlord's acquiescence, Tenant shall be deemed only a tenant at will and there shall be no renewal of this Lease without a written agreement signed by both parties specifying such renewal. The "monthly" rental payable by Tenant during any such tenancy at will period shall be one hundred fifty percent (150%) of the monthly installments of Annual Rental payable during the final Lease Year immediately preceding such expiration. Tenant shall also remain liable for any and all damages, direct and consequential, suffered by Landlord as a result of any holdover without Landlord's unequivocal written acquiescence.

         32. NOTICES.
             -------

         Any notice allowed or required by this Lease shall be deemed to have been sufficiently served if the same shall be in writing and placed in the United States mail, via certified mail or registered mail, return receipt requested, with proper postage prepaid or delivered by a nationally recognized overnight courier and addressed to the appropriate party at the address set forth in Section 1(i) hereof.

         The addresses of Landlord and Tenant and the party, if any, to whose attention a notice or copy of same shall be directed may be changed or added from time to time by either party giving notice to the other in the prescribed manner.

         33.  LEASING COMMISSION.
              ------------------

         Landlord and Tenant represent and warrant each to the other that they have not dealt with any broker(s) or any other person claiming any entitlement to any commission in connection with this transaction except the Broker(s) set forth in Section 1(k) hereof. Tenant agrees to indemnify and save Landlord and Landlord's agent, Tri Properties Inc., and Tenant's agent, Thomas Commercial, harmless from and against any and all claims, suits, liabilities, costs, judgments and expenses, including reasonable attorneys' fees, for any leasing commissions or other commissions, fees, charges or payments resulting from or arising out of their respective actions in connection with this Lease. Landlord agrees to indemnify and save Tenant harmless from and against any and all claims, suits, liabilities, costs, judgments and expenses, including reasonable attorneys' fees, for any leasing commissions or other commissions, fees, charges or payments resulting from or arising out of its actions in connection with this Lease. Landlord agrees to be responsible for the leasing commission due Broker pursuant to a separate written agreement between Landlord and Broker, and to hold Tenant harmless respecting same.

         34. MISCELLANEOUS.
             -------------

         (a) Rules and Regulations.

         Landlord shall have the right from time to time to prescribe reasonable rules and regulations (the "Rules and Regulations") for Tenant's use of the Premises and the Building. A copy of Landlord's current Rules and Regulations respecting the Premises and the Building is attached hereto as Exhibit "B". Tenant shall abide by and actively enforce on all Tenant's

Invitees such regulations including without limitation rules governing parking of vehicles in designated areas and during designated times.

         (b) Evidence of Authority.

         If requested by Landlord, Tenant shall furnish appropriate legal documentation evidencing the valid existence and good standing of Tenant and the authority of any parties signing this Lease to act for Tenant.

         (c) Nature and Extent of Agreement.

         This Lease, together with all exhibits hereto, contains the complete agreement of the parties concerning the subject matter, and there are no oral or written understandings, representations, or agreements pertaining thereto which have not been incorporated herein. This Lease creates only the relationship of landlord and tenant between the parties, and nothing herein shall impose upon either party any powers, obligations or restrictions not expressed herein. This Lease shall be construed and governed by the laws of the state in which the Premises are located.

         (d) Binding Effect.

         This Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns. This Lease shall not be binding on Landlord until executed by an authorized signatory of Landlord and delivered to Tenant. No amendment or modification to this Lease shall be binding upon Landlord unless same is in writing and executed by an authorized signatory of Landlord.

         (e) Captions and Headings.

         The captions and headings in this Lease are for convenience and reference only, and they shall in no way be held to explain, modify, or construe the meaning of the terms of this Lease.

         (f) Lease Review.

         The submission of this Lease to Tenant for review does not constitute a reservation of or option for the Premises, and this Lease shall become effective as a contract only upon execution and delivery by Landlord and Tenant.

         (g) Prevailing Party.

         If either Landlord or Tenant places in the hands of an attorney the enforcement of this Lease or any portion thereof, for the collection of any rent due or to become due hereunder, or recovery of the possession of the Premises, or file suit upon same, the non-prevailing (or defaulting) party shall pay the other party reasonable attorney's fees and court costs.

         (h) Representations and Warranties.

         The person or persons executing this Lease on behalf of Tenant represent, covenant and warrant to Landlord as of the date Tenant executes and delivers this Lease that: (a) Tenant is duly constituted, in good standing and qualified to do business in the State of North Carolina, (b) Tenant has paid all corporate taxes (if applicable), (c) Tenant will file when due all forms, reports, fees and other documents necessary to comply with applicable laws, and
(d) the signatories signing on behalf of Tenant have the requisite authority to bind Tenant pursuant to Tenant's organizational documents (i.e. partnership agreement, operating agreement or bylaws) or a certified copy of a resolution from Tenant authorizing same.

         The person or persons executing this Lease on behalf of Landlord represent, covenant and warrant to Tenant as of the date Landlord executes and delivers this Lease that: (a) Landlord is duly constituted, in good standing and qualified to do business in the State of North Carolina; (b) Landlord has paid all business taxes; (c) Landlord will file when due all forms, reports, and other documents and pay all fees necessary to comply with applicable laws, and
(d) the signatories signing on behalf of Landlord have the requisite authority to bind Landlord pursuant to Landlord's organizational documents, or a certified copy of a resolution from Landlord authorizing same.

         (i) Building Access.

         There shall be open access to the Building during Standard Hours of Operation. At all other times, access to the Building may be restricted, at Landlord's election, by use of a card access system at an entrance to the Building. Landlord shall furnish Tenant at no cost up to four (4) access cards per 1,000 rentable square feet occupied by Tenant (as of the Commencement Date) for entering the Building. Additional cards and replacement cards (for lost access cards) shall be made available to Tenant at a charge equal to $20.00 per card upon Landlord's receipt of an order signed by Tenant, and Landlord reserves the right to increase the charge if necessary to cover its costs of obtaining and processing such additional or replacement cards. Tenant shall promptly provide Landlord with written notice of any lost or stolen access cards for the Building. Landlord shall replace all defective or worn access cards without charge. All cards shall remain the property of Landlord. No additional locks shall be allowed on any exterior door of the Premises without Landlord's written permission and locks on any interior door shall be permitted only to the extent such locks are permissible under applicable laws and relevant insurance requirements. Upon termination of this Lease, Tenant shall surrender to Landlord all access cards and keys related to the Premises, and give to Landlord the combination of all locks for sages, safe cabinets and vault doors, if any, to remain in the Premises and in the event Tenant fails to return all such access cards to Landlord at the end of the Term, Tenant shall pay Landlord $20.00 for each such access card not returned to Landlord.

         Landlord agrees that Tenant may control all cards providing access to the first floor space if Tenant provides all maintenance and janitorial services, but as to any area where Landlord is to provide maintenance and janitorial services, Landlord must be provided access to such area(s).

         35. OPTIONS TO EXTEND.
             ------------------
         As set forth on Addendum No. 3 which is attached hereto.


         36. RIGHT OF FIRST  OFFER.
             ----------------------
         If during the first four (4) years of the Term space becomes available ("Available Space") in the Building to lease and Landlord be willing and ready to lease such Available Space, Landlord shall give Tenant written notice thereof, and of the terms on which Landlord is willing to lease the same. Tenant shall have ten (10) business days following the date Tenant receives the notice within which to agree to lease the Additional Space on the terms set forth in Landlord's notice. Unless Landlord otherwise agrees Tenant may not elect to lease less than all the Available Space described in the Notice, and if Tenant does not deliver to Landlord within the aforesaid ten business day period a written agreement to lease the Available Space on the exact terms offered, Landlord shall have no further obligation to Tenant with respect to such Space under this Section. Landlord shall have no obligation to give Tenant a Right of First Offer for any space with respect to which tenants existing as of the date of this Lease have a right to lease.

         37. SEVERABILITY.
             ------------

         If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law notwithstanding the invalidity of any other term or provision hereof.

         38. REVIEW OF DOCUMENTS.
             -------------------

         If, following the execution of this Lease, either party hereto requests that the other party execute any document or instrument that is other than (i) a document or instrument the form of which is attached hereto as an exhibit, or
(ii) a document that solely sets forth facts or circumstances that are then existing and reasonably ascertainable by the requested party with respect to the Lease, then the party making such request shall be responsible for paying the out-of-pocket costs and expenses, including without limitation, the attorneys' fees, incurred by the requested party in connection with the review (and, if applicable, the negotiations) related to such document(s) or instrument(s), regardless of whether such document(s) or instrument(s) is (are) ever executed by the requested party. In the event the requesting party is Tenant, all such costs and expenses incurred by Landlord in connection with its review and negotiation of any such document(s) or instrument(s) shall be deemed to be additional rental due hereunder and shall be payable by Tenant promptly upon demand.

         39.  LEASE CONDITIONAL ON RECEIPT OF APPLICABLE REGULATORY
              -----------------------------------------------------
              APPROVALS.
              ---------
         Notwithstanding any other provision contained in this Lease to the contrary, this Lease is subject to Tenant obtaining approval at this site from all applicable regulatory authorities, including the North Carolina Banking Commission and the FDIC. Tenant agrees to diligently and continuously pursue obtaining such approvals. If approval by all such regulatory authorities is not obtained within ninety (90) days from Lease execution, Tenant shall have the option within the next succeeding ten days by written notice to Landlord to cancel this Lease. At such time as the required regulatory approvals are obtained Tenant shall give Landlord prompt written notice thereof.

         40. COMMISSIONER OF BANKS PROVISION.
             --------------------------------

         Notwithstanding any other provisions contained in this Lease, in the event the Tenant is closed or taken over by the North Carolina Commissioner of Banks, or other bank supervisory authority, the Landlord may terminate the Lease only with the concurrence of the Commissioner of Banks or other bank supervisory authority, and any such authority shall in any event have the election either to continue or to terminate the Lease. Provided, that in the event this Lease is terminated, the maximum claim of Landlord for damages or indemnity for injury resulting from the rejection or abandonment of the unexpired term of the Lease shall in no event be in an amount exceeding the rent reserved by the Lease, without acceleration, for the year next succeeding the date of the surrender of the premises to the Landlord, or the date of re-entry of the Landlord, whichever first occurs, whether before or after the closing of the bank, plus an amount equal to the unpaid rent accrued, without acceleration up to such date.

         41. LANDLORD'S WORK.
             ----------------

         Within thirty (30) days after Lease Execution, Landlord, at Landlord's expense will deliver detailed exterior building construction drawings and site plan outlining the work to be completed by Landlord (the "Landlord's Work"), for Tenant's review and written approval. Notwithstanding any other provision in this Lease to the contrary, if Tenant and Landlord cannot agree on the Landlord's Work to be completed, or if any regulatory authority prohibits the installation of a driveway from Glenwood Avenue to the Building, as shown on Exhibit F, Tenant, at Tenant's option, can cancel this Lease within five (5) days after failure to agree on Landlord's Work or learning the driveway will be prohibited, by written notice and Tenant shall have no further obligations under this Lease.

         42. PROPERTY ADDRESS.
             -----------------

         Landlord agrees to cooperate with and assist Tenant in Tenant's efforts to obtain from the City of Raleigh an address for the Premises showing them to be on Glenwood Avenue.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and sealed pursuant to authority duly given as of the day and year first above written.

         "LANDLORD"

                           CRABTREE PARK, LLC                         (SEAL)

                           By: THE SBJ GROWTH, L.P., a Georgia limited
                           partnership, d/b/a in North Carolina as The
                           SBJ Growth Limited Partnership, Its
                           Managing Member

                           By:      Northside
                                    Distribution Trust
                                    #1,      Northside
                                    Distribution Trust
                                    #2,      Northside
                                    Distribution Trust
                                    #3, and  Northside
                                    Distribution Trust
                                    #4,  being  all of
                                    the        general
                                    partners   of  The
                                    SBJ Growth, L.P.

                           By:      _____________________________     (SEAL)
                                    Elliott Cohen, not individually,
                                    but solely as Trustee of the
                                    aforesaid four Trusts

                           Date:    _____________________________


                           "TENANT"

[CORPORATE SEAL]           CAPITAL BANK

ATTEST                                By:      ______________________________
                                      Name:    ______________________________
____________________                  Title:   ______________________________
__________ Secretary
                                      Date:    ______________________________

                                   EXHIBIT "A"

                                   FLOOR PLAN


                             [GRAPHIC - FLOOR PLAN]

                                   EXHIBIT "B"

                              RULES AND REGULATIONS


         The following rules and regulations have been adopted by the Landlord for the care, protection and benefit of the Building and for the general comfort and welfare of the tenants:

         1. The sidewalks, entrances, halls, passages, elevators and stairways shall not be obstructed by the Tenant or used by him for any other purpose than for ingress and egress.

         2. Toilet rooms and other water apparatus shall not be used for any purpose other than those for which they are constructed.

         3. The Tenant shall not do anything in the Premises, or bring or keep anything therein, which shall in any way conflict with any law, ordinance, rule or regulation affecting the occupancy and use of the Premises, which are or may hereafter be enacted or promulgated by any public authority or by the Board of Fire Underwriters.

         4. In order to insure proper use and care of the Premises, neither the Tenant nor agent nor employee of the Tenant shall:

         (a) Allow any furniture, packages or articles of any kind to remain in corridors except for short periods incidental to moving same in or out of Building or to cleaning or rearranging occupancy of leased space.

         (b) Maintain or utilize bicycles or other vehicles in the Building.

         (c) Mark or defile elevators, toilet rooms, walls, windows, doors or any part of the Building.

         (d)      Keep animals or birds on the Premises.

         (e) Deposit waste paper, dirt or other substances in corridors, stairways, elevators, toilets, restrooms, or any other part of the Building not leased to him.

         (f) Drill holes, drive nails or screws into walls, floors, doors, or partitions or otherwise unless written consent is first obtained from the Landlord. However, Tenant will be allowed to hang or attach pictures, wall hangings, blackboards and similar items providing that the method of hanging does not permanently damage the walls, and holes created are patched, or covered on removal.

         (g) Operate any machinery within the Building except customary office and banking equipment, including dictaphones, calculators, electric typewriters, and the like. Special equipment or machinery not commonly used or operated by banks may be operated only with the prior written consent of the Landlord.

         (h) Tamper or interfere in any way with windows, doors, locks, air conditioning controls, heating, lighting, electric or plumbing fixtures.

         (i) Leave Premises unoccupied without locking all doors, extinguishing lights and turning off all water outlets.

         (j) Install or operate vending machines of any kind in the Premises without written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

         5. The Landlord shall have the right to prohibit any advertising by the Tenant which, in its opinion, tends to damage the reputation of the Building or its desirability, and upon written notice from Landlord, the Tenant shall discontinue any such advertising.

         6. The Tenant will reimburse the Landlord for the cost of repairing any damage to the Premises or other parts of the Building caused by the Tenant or the agents or employees of the Tenant, including replacing any glass broken.

         7. The Landlord shall furnish a reasonable number of door keys for the needs of the Tenant, which shall be surrendered on expiration of the Lease. The Tenant shall not alter the locks or effect any substitution without notification to the Landlord, and as to areas where Landlord is to provide maintenance and/or janitorial services if there is an alteration or substitution Tenant shall provide access for such purposes or Landlord shall be relieved of any further obligation to provide such services.

         8. The Tenant shall not install in the Premises any metal safes or permit any concentration of excessive weight in any portion thereof without first having obtained the written permission of Landlord.

         9. The Landlord reserves the right at all times to exclude newsboys, loiterers, vendors, solicitors and peddlers, from the Building and to require registration, satisfactory identification and credentials from all persons seeking access to any part of the Building outside of ordinary business hours. Ordinary business hours shall mean Monday through Friday, 7:30 a.m. to 6:30 p.m., and 8:00 a.m. to 1:00 p.m. on Saturday, except on legal holidays. The Landlord will exercise its best judgment in the execution of such control but shall not be held liable for the granting or refusal of such access. Except for Tenant's Customers or Invitees, the Landlord reserves the right to exclude the general public from the Building after ordinary business hours and on weekends and holidays.

         10. The attaching of wires to the outside of the Building is absolutely prohibited, and no wires shall be run or installed in any part of the Building without the Landlord's permission and direction.

         11. Requests for services of janitors or other Building employees must be made to the Landlord. Agents or employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

         12. Signs or any other tenant identification shall be in accordance with building standard signage. No signs of any nature shall be placed in the windows so as to be visible from the exterior of the Building. All signs not approved in writing by the Landlord shall be subject to removal without notice.

         13. Any improvements or alterations to the Premises by Tenant shall be approved in advance by the Landlord and all such work, if approved, shall be done at the Tenant's sole expense under the supervision of the Landlord.

         14. Tenant shall have a non-exclusive right to use all driveways and parking areas designated for Tenant and Tenant's employees, if deemed necessary by Landlord.

         15. If additional drapes or window decorations are desired by Tenant, they shall be approved by Landlord and installed at the Tenant's expense under the direction of the Landlord. Lining on drapes visible from the exterior shall be of a color approved by Landlord.

         16. The possession of weapons, including concealed handguns, is strictly forbidden on the Premises.

         17. No smoking shall be permitted within any portion of the Building.

         18 . The Landlord shall have the right to make such other and further reasonable rules and regulations as, in the judgment of the Landlord, may from time to time be necessary for the safety, care and cleanliness of the Premises, the Building or adjacent areas, and for the preservation of good order therein effective five (5) days after all tenants have been given written notice thereof.

                                   EXHIBIT "C"

                                 LANDLORD'S WORK



         On or before the Commencement Date, Landlord agrees to complete the following improvements: (To Be Added).

                                  EXHIBIT "C-1"

                                      PLANS

                                [To Be Attached]

                                   EXHIBIT "D"

                       OPERATING EXPENSES - RIGHT TO AUDIT

                  The term "Operating Expense" as used herein shall include actual costs of operation, repair and maintenance as determined by generally accepted accounting principles and shall include by way of illustration, but without limitation: ad valorem real and personal property taxes, reasonable legal or consulting fees incurred in contesting or attempting to reduce such taxes, hazard and liability insurance premiums, utilities, heat, air conditioning, janitorial services, labor, materials, supplies, equipment and tools, permits, licenses, inspection fees, management fees equal to, but not exceeding 4% of gross rents, reasonable amortization of capital improvements which will improve the efficiency of operating, managing, or maintaining the building or which will reduce the operating expenses, and Common Area Expenses. Common Area Expenses shall be defined as those expenses incurred in maintaining the Common Areas of the building, including, but not limited to, the parking areas, sidewalks, landscaping, common hallways and stairwells, exterior lighting and security costs, roofs, storage facilities and trash receptacles. The following expenses are excluded from Operating Expenses: any payments (such as salaries or fees) to Landlord's executive personnel; costs for items that, by generally accepted accounting principles, should be capitalized (such as HVAC replacement), unless those costs actually reduce Operating Expenses and are amortized over the reasonable life of the capital item in accordance with generally accepted accounting principles and the yearly amortization does not exceed the actual cost reduction for the relevant year; depreciation (unless it is related to an allowable capital item) or interest; taxes on Landlord's business (such as income, excess profits, franchise, capital stock, estate, inheritance); leasing commissions; legal fees; costs to correct design or construction defects in existence prior to the Commencement Date; expenses paid directly by a tenant for any reason (such as excessive utility use); costs for improving any tenant's space; greater than five percent (5%) increase in management fees or employees' salaries or benefits or both; any repair or other work necessitated by condemnation, fire, or other casualty; services or benefits or both provided to some tenants but not to Tenant; and any costs, fines, and the like due to Landlord's violation of any governmental rule or authority.


                  If Tenant disputes the amount of Operating Expenses as set forth in the statement from the Landlord within forty-five (45) days after receipt thereof, and providing Tenant is not then in default under this Lease beyond applicable cure periods, Tenant shall have the right upon written notice to have Landlord's books and records relating to Operating Expenses audited by a qualified professional selected by Tenant or by Tenant itself at Landlord's place of business and in such a manner as not to interfere with Landlord's business. If after such audit, Tenant still disputes the amount of operating expenses, a certification as to the proper amount shall be made by Landlord's independent certified public accountant in consultation with Tenant's professional, which certification shall be final and conclusive. If such audit reveals that Operating Expenses were overstated by five percent (5%) or more in the calendar year audited, Landlord shall reimburse Tenant for its reasonable costs in doing the audit, and if such audit reveals that Operating Expenses were overstated by any amount at all, Landlord shall, within thirty (30) days after the certification, pay to Tenant the amount of any overstatement which it had collected from

Tenant. However, if such certification does not show that Landlord had made such an overstatement then Tenant shall pay both the costs of its professional as well as the reasonable charges of Landlord's independent certified public accountant engaged to determine the correct amount of operating expenses. If the certification shows that Landlord has undercharged Tenant then Tenant shall within thirty (30) days pay to Landlord the amount of any undercharge.

                                 ADDENDUM NO. 1


Landlord agrees to substantially complete the renovations to the exterior of the Building, including a driveway cutoff to Glenwood Avenue, prior to the Lease Commencement Date.

Landlord agrees to fully complete such renovations within forty-five (45) days of Lease Commencement Date as set forth in Section 3(b).

                              LEASE ADDENDUM NO. 2

                          WORK LETTER FOR TENANT UPFIT


         1. TENANT IMPROVEMENTS. Tenant shall prepare the space plans (collectively hereinafter referred to as the "Space Plans") relating to the initial tenant improvements to be constructed within the Premises (the "Tenant Improvements"), which Space Plans shall be prepared by Tenant's architect and/or engineer and shall be in a condition suitable for approval. Tenant shall deliver the Space Plans to Landlord for its review and approval on or before one (1) month after the lease execution by both parties, Landlord's approval with respect to the Space Plans not to be unreasonably withheld or delayed, and in no event later than five (5) days. Upon such Landlord approval, the Space Plans shall be attached as Exhibit A to this Lease and made a part hereof (said Space Plans to be replaced with the final Plans upon completion of same by Tenant). Tenant shall prepare the final architectural drawings for the Tenant Improvements (hereinafter referred to as the "Plans") within four (4) weeks from Final Space Plan Approval, and such Plans will be used in obtaining all applicable building permits and for pricing the Project for the Tenant
Improvements. Landlord shall deliver to Tenant three (3) weeks from Final Architectural Plans, the construction budget for the Tenant Improvements (the "Construction Budget"). Tenant shall have seven (7) business days following its receipt of the Construction Budget to notify Landlord in writing of any objections thereto and Tenant's failure to object within said seven (7) business day period shall be deemed Tenant's approval of the proposed Construction Budget. Any reasonable delays in finalizing the Construction Budget resulting from Tenant's objection thereto shall be deemed "Tenant delays" for purposes hereof.

         Any and all other tenant improvements and tenant upfit of any type whatsoever, and all plans and specifications relating thereto, shall require the prior approval of the Landlord which approval shall take into account the quality and first-class character of the Building, but shall not be withheld or delayed.

         Landlord's Agent will supervise the construction and installation of the Tenant Improvements in a good and workmanlike manner and in accordance with the Plans. Provided Tenant is not in default hereunder beyond any applicable notice and cure period, Landlord agrees to bear the cost of the Tenant Improvements on an "as completed" basis up to a maximum of Twenty-Three and 84/100 Dollars ($23.84) (the "Tenant Allowance") per rentable square foot of the Premises for the construction of Tenant Improvements, including all fees and charges relating to Tenant's preparation of all Plans hereunder. Any reasonable and pre-approved costs for the Tenant Improvements in excess of the Tenant Allowance shall be paid by Tenant (except to the extent due to Building defects or Landlord's negligence or misconduct) within fifteen (15) days after receipt of Landlord's invoice for completed work.

         In connection with the upfitting of the Premises, Tenant agrees to pay Landlord a construction management fee equal to four percent (4%) of the total "hard cost" of constructing the Tenant Improvements to the extent such cost is a change order after the approved Construction Budget.

         Except as herein provided, no part of the Tenant Improvements shall be of such a nature that they will require changes outside the Building, except for the constructing of the exterior teller line. No part of the Tenant Improvements shall adversely affect the legality of use or occupancy of the Building or result in increased costs of fire insurance for the Building. Landlord agrees to assign to Tenant (to the extent transferable) its interest in any warranties or guaranties issued in connection with the construction of Tenant Improvements to the extent Tenant is responsible for the repair or replacement of same. Landlord shall use commercially reasonable efforts to obtain customary warranties or guaranties, and will assign all of those which are assignable to Tenant.

         Tenant and its design firm will have access to the Premises and Building during construction of all Tenant Improvements and other tenant upfit, and have the right to inspect the same.

         2. TENANT'S ACCEPTANCE AND MAINTENANCE OF PREMISES; UP-FIT IMPROVEMENTS. Tenant shall have thirty (30) days from its occupancy of the Premises to notify Landlord of any patent construction defects, after which Tenant represents to the Landlord that Tenant has examined and inspected the same, finds the Premises to be as represented by the Landlord and satisfactory for Tenant's intended use, and evidences Tenant's acceptance "where is" and "as is," except for latent defects in the construction of the Building (excluding any improvements installed or constructed by Tenant or its agents) identified by Tenant within one (1) year(s) after the Commencement Date. Landlord makes no representation or warranty as to the condition or suitability of the Premises. Tenant shall maintain (and so deliver at the end of the Lease) each and every part of the Premises (excluding exterior drives, walks and parking areas and common areas in the Building to be maintained by Landlord) in as good repair and condition as received, and shall make at Tenant's sole cost and expense such replacements, restorations, renewals or repairs, in quality equivalent to the original work replaced, as may be reasonably required to so maintain the same, excepting only ordinary wear and tear and other matters for which Tenant is not responsible hereunder. Tenant, however, shall make no structural or exterior alterations of the Premises without Landlord's prior written consent, not to be unreasonably withheld or delayed, and any work performed by Tenant shall be done in a good and workmanlike manner, and so as not to unreasonably disturb or inconvenience other tenants in the Building. With respect to interior alterations (other than minor, nonstructural alterations of a cosmetic nature) to be undertaken during the term of this Lease, subject to the prior written approval of Landlord which shall not be unreasonably withheld or delayed and provided Tenant is not in default hereunder beyond any applicable cure period, Tenant may make interior alterations required for Tenant's business, including, without limitation, the reconfiguration of partition walls within the Premises. Tenant shall not at any time permit any work to be performed on the Premises except by duly licensed contractors or artisans, each of whom must carry general public liability insurance, and copies of certificates evidencing same shall be furnished Landlord. At no time may Tenant do any work that results in a claim of lien against Landlord. Provided that Landlord has originally approved the alteration or improvement, and unless removal is required by Landlord when Landlord's approval of a proposed Tenant alteration or improvement is originally made Tenant shall not be required to remove such an alteration or improvement from the Premises. If removal is required, Tenant shall remove the specified alteration or improvement at Tenant's sole cost and expense, ordinary wear and tear only excepted. All alterations and improvements to the Premises, whether undertaken by Tenant or Landlord, other than the Tenant Improvements (which are subject to a separate construction management fee as described in Section 1 herein), shall be subject to a fee (the "Construction Management Fee"). Tenant agrees to pay Landlord the Construction Management Fee as follows:

         (a) five percent (5%) of the total cost of planning and constructing any alterations and improvements if such construction costs exceed Ten Thousand and No/100 Dollars ($10,000.00); and

                                  ADDENDUM NO.3
                                       TO
                                 LEASE AGREEMENT

                           OPTION TO EXTEND LEASE TERM


         1. Lease. "Lease" shall mean the Lease dated the day of November, 1999, to which this Addendum is attached between CRABTREE PARK, LLC ("Landlord") and CAPITAL BANK ("Tenant").

         2. Initial Lease Term. For the purposes of this Addendum, "Initial Lease Term" shall mean the Lease Term as defined in the Lease.

         3. Option to Extend. Provided, both at the time Tenant gives Landlord written notice of its intention to exercise its rights under this Section, as hereinafter provided, and at the time the Initial Lease Term expires, that there is no outstanding Default by Tenant, and that Tenant (or an approved assignee or sublessee) is occupying the Premises, then Tenant shall have the right and option to extend the initial Lease Term (the "Renewal Options") for the "Renewal Lease Terms" as hereinafter defined. Tenant shall exercise said option by giving Landlord written notice at least two hundred seventy (270) days prior to the expiration of the Initial Lease Term, and the First Renewal Lease Term respectively. If such notice shall not be so given by Tenant to Landlord prior to said two hundred seventy (270) day period, such right and option to extend this Lease shall thereupon cease and terminate. If Tenant shall exercise said option as aforesaid, the respective rights, duties and obligations of Landlord and Tenant shall, during the Renewal Lease Terms, be governed by the terms and conditions of the Lease. Notice to extend once given shall be irrevocable.

         4. First Renewal Lease Term. "First Renewal Lease Term" shall mean the period commencing upon the expiration of the Initial Lease Term and expiring five (5) years thereafter subject to earlier termination upon any termination of this Lease pursuant to the terms of this Lease.

         5. Lease Term. The "Lease Term", as used in the Lease, shall mean the Initial Lease Term and, if the Renewal Options are exercised, the Renewal Lease Terms, but if only the Option for the First Renewal Lease Term is exercised then the Initial Lease Term and the First Renewal Lease Term.

         6. Base Rent for the First Renewal Lease Term. If Tenant exercises the Renewal Option for the First Renewal Lease Term, the Base Rent shall be adjusted upward for the First Renewal Lease Term in the same proportion by which the Consumer Price Index for all Urban Wage Earners and Clerical Workers (U.S. city average) (the "Index"), for the month immediately prior to the commencement of the First Renewal Lease Term, has increased over the Index for the month immediately prior to the Rent Commencement Date, as defined in the Lease. Said adjusted rent shall be the Base Rent for the first year of the First Renewal Lease Term and the adjustment set forth in Section 1(f) shall be made for each successive year of the First

Renewal Lease Term. In the event that the United States Bureau of Labor Statistics shall discontinue the issuance of the Index, then the rental adjustment provided for herein shall be made on the basis of changes in the most comparable and recognized cost of living index then issued and available, which is published by the United States Government.

         7. Second Renewal Lease Term. If Tenant has exercised the Option for the First Renewal Lease Term, and the same conditions exist as were a pre-requisite for exercise of that Option, then Tenant may by giving the same notice elect to extend the Term for one additional five (5) year period. The Rental during the Second Renewal Lease Term shall be the Fair Market Rental Rate. The term "Fair Market Rental Rate" shall mean the market rental rate for the time period such determination is being made for office space in class A office buildings in the metropolitan Raleigh area ("AREA") of comparable condition for space of equivalent quality, size, utility, and location. Such determination shall take into account all relevant factors, including, without limitation, the following matters: the credit standing of Tenant; the length of the term; expense stops; with regard to extension options only, the fact that Landlord will experience no vacancy period and that Tenant will not suffer the costs and business interruption associated with moving its offices and negotiating a new lease; construction allowances and other tenant concessions that would be available to tenants comparable to Tenant in the AREA (such as moving expense allowance, free rent periods, lease assumptions and take-over provisions, if any, but specifically excluding the value of improvements installed in the Premises at Tenant's cost), and whether adjustments are then being made in determining the rental rates for expansions and renewals in the AREA because of concessions being offered by Landlord to Tenant (or the lack thereof for the Space (defined below) for the extended Term in questions). For purposes of such calculation, it will be assumed that Landlord is paying a representative of Tenant a brokerage commission in connection with leasing the Space in question or extension Term in questions, based on the then current market rates.

                  Determination. Landlord shall deliver to Tenant notice of the Fair Market Rental Rate (the "FMR Note") for the space in question (the "Space") or the extended Term in question within 30 days after Tenant exercises the option giving rise for the need to determine the Fair Market Rental Rate. If Tenant disagrees with Landlord's assessment of the Fair Market Rental Rate specified in a FMR Notice, then it shall so notify Landlord in writing within ten business days after delivery of such FMR Notice; otherwise, the rate set forth in such notice shall be the Fair Market Rental Rate. If Tenant timely delivers to Landlord written notice that it disagrees with Landlord's assessment of the Fair Market Rental Rate, then Landlord and Tenant shall meet to attempt to determine the Fair market Rental Rate. If Tenant and Landlord are unable to agree on such Fair Market Rental Rate within ten business days after Tenant notifies Landlord of its disagreement with Landlord's assessment thereof, then Landlord and Tenant shall each appoint an independent real estate appraiser with at least five years' commercial real estate appraisal experience in the AREA market. The two appraisers shall then, within ten days after their designation, select an independent third appraiser with like qualifications. If the two appraisers are unable to agree on the third appraiser within such ten-day period, either Landlord or Tenant, by giving five days prior written notice thereof to the other, may apply to the then presiding Clerk of Superior Court of Wake County for selection of a third appraiser who meets the qualifications stated above. Within 20 business days after the selection of the third appraiser, a majority of the appraisers shall determine the Fair Market Rental Rate. If a majority of the appraisers is unable to agree upon the Fair Market Rental Rate by such time, the two closest appraisals shall be averaged and the average will be the Fair Market Rental Rate. Tenant and Landlord shall each bear the entire cost of the appraiser selected by it and shall share equally the cost of the third appraiser.

         8. Termination of Renewal Option on Transfer by Tenant. In those situations where Landlord consent to an Assignment or Subletting is required hereunder, Landlord may condition such consent so that the Renewal Option will automatically terminate.

                                 ADDENDUM NO. 4

This lease is subject to Cotton Incorporated executing a Lease Cancellation Agreement for this space not later than December 31, 1999, and the Cotton space will be vacated no later than February 15, 2000.

                             OFFICE LEASE AGREEMENT





                                 BY AND BETWEEN


                               CRABTREE PARK, LLC
                                  (AS LANDLORD)


                                       AND


                                  CAPITAL BANK
                                   (AS TENANT)

                                TABLE OF CONTENTS

Section Nos.                                                                Page


         1.       BASIC LEASE TERMS...........................................1
                  -----------------
         2.       DESCRIPTION OF PREMISES.....................................3
                  -----------------------
         3.       TERM; COMMENCEMENT DATE; DELIVERY OF PREMISES...............3
                  ---------------------------------------------
         4.       RENTAL......................................................6
                  ------
         5.       ALTERATIONS AND IMPROVEMENTS BY TENANT......................8
                  --------------------------------------
         6.       USE OF PREMISES.............................................9
                  ---------------
         7.       SERVICES BY LANDLORD.......................................10
                  --------------------
         8.       TAXES ON LEASE AND TENANT'S PROPERTY.......................11
                  ------------------------------------
         9.       INSURANCE AND INDEMNITY....................................11
                  -----------------------
         10.      LANDLORD'S COVENANT TO REPAIR AND REPLACE..................13
                  -----------------------------------------
         11.      PROPERTY OF TENANT.........................................14
                  ------------------
         12.      TRADE FIXTURES AND EQUIPMENT...............................14
                  ----------------------------
         13.      DAMAGE OR DESTRUCTION OF PREMISES..........................15
                  ---------------------------------
         14.      GOVERNMENTAL ORDERS........................................15
                  -------------------
         15.      MUTUAL WAIVER OF SUBROGATION...............................16
                  ----------------------------
         16.      SIGNS AND ADVERTISING......................................16
                  ---------------------
         17.      LANDLORD'S RIGHT OF ENTRY..................................17
                  -------------------------
         19.      EMINENT DOMAIN.............................................17
                  --------------
         20.      EVENTS OF DEFAULT AND REMEDIES.............................17
                  ------------------------------
         21.      SUBORDINATION..............................................19
                  -------------
         22.      ASSIGNMENT AND SUBLETTING..................................19
                  -------------------------
         23.      LANDLORD DEFAULT...........................................20
                  ----------------
         24.      TRANSFER OF LANDLORD'S INTEREST............................21
                  -------------------------------
         25.      COVENANT OF QUIET ENJOYMENT................................21
                  ---------------------------
         26.      ESTOPPEL CERTIFICATES......................................21
                  ---------------------
         27.      PROTECTION AGAINST LIENS...................................22
                  ------------------------
         28.      MEMORANDUM OF LEASE........................................22
                  -------------------
         29.      FORCE MAJEURE..............................................22
                  -------------
         30.      REMEDIES CUMULATIVE -- NONWAIVER...........................22
                  --------------------------------
         31.      HOLDING OVER...............................................23
                  ------------
         32.      NOTICES....................................................23
                  -------
         33.      LEASING COMMISSION.........................................23
                  ------------------
         34.      MISCELLANEOUS..............................................23
                  -------------
         35.      OPTIONS TO EXTEND..........................................26
                  -----------------
         36.      RIGHT OF FIRST OFFER.......................................26
                  --------------------
         37.      SEVERABILITY.............................................. 26
                  ------------
         38.      REVIEW OF DOCUMENTS......................................  26
                  -------------------
         39.      CONDITIONAL ON REGULATORY APPROVAL.........................26
                  ----------------------------------
         40.      COMMISSIONER OF BANKS PROVISION............................27
                  -------------------------------
         41.      LANDLORD'S WORK........................................... 27
                  ---------------
         42.      PROPERTY ADDRESS...........................................27
                  ----------------

                                   EXHIBIT 13

                          Annual Report to Shareholders